                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                               AS OWNER TRUSTEE

                      Class A-1 6.73% Asset Backed Notes
                      Class A-2 6.66% Asset Backed Notes
                      Class A-3 6.67% Asset Backed Notes
                      Class A-4 6.78% Asset Backed Notes
                       Class B 7.03% Asset Backed Notes

                  --------------------------------------------

                                   INDENTURE

                          Dated as of November 1, 2000

                 --------------------------------------------

                            The Bank of New York,
                       a New York banking corporation,
                              Indenture Trustee

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                             CROSS-REFERENCE TABLE

====================== ================================ ========================

         TIA                                            Indenture
       Section                                          Section
---------------------- -------------------------------- ------------------------
---------------------- -------------------------------- ------------------------

            310(a)(1)  ...............................  6.11
               (a)(2)  ...............................  6.11
               (a)(3)  ...............................  6.10
               (a)(4)  ...............................  6.14
                  (b)  ...............................  6.11
                  (c)  ...............................  N.A.
               311(a)  ...............................  6.12
                  (b)  ...............................  6.12
                  (c)  ...............................  N.A.
               312(a)  ...............................  7.1, 7.2
                  (b)  ...............................  7.2
                  (c)  ...............................  7.2
               313(a)  ...............................  7.4(a), 7.4(b)
               (b)(1)  ...............................  7.4(a)
               (b)(2)  ...............................  7.4(a)
                  (c)  ...............................  7.4(a)
                  (d)  ...............................  7.4(a)
               314(a)  ...............................  7.3(a), 3.9
                  (b)  ...............................  3.6
               (c)(1)  ...............................  2.2, 2.9, 4.1, 11.1(a)
               (c)(2)  ...............................  11.1(a)
               (c)(3)  ...............................  11.1(a)
                  (d)  ...............................  2.9, 11.1(b)
                  (e)  ...............................  11.1(a)
                  (f)  ...............................  11.1(a)
               315(a)  ...............................  6.1(b)
                  (b)  ...............................  6.5
                  (c)  ...............................  6.1(a)
                  (d)  ...............................  6.2, 6.1(c)
                  (e)  ...............................  5.13
           316(a)last
             sentence  ...............................  1.1
            (a)(1)(A)  ...............................  5.11
            (a)(1)(B)  ...............................  5.12
               (a)(2)  ...............................  Omitted
          316(b), (c)  ...............................  5.7
            317(a)(1)  ...............................  5.3(b)
               (a)(2)  ...............................  5.3(d)
                  (b)  ...............................  3.3
               318(a)  ...............................  11.7
                       N.A. means Not Applicable.
====================== ================================ ========================
Note: This cross-reference table shall not, for any purpose, be deemed to be part of this Indenture.

--------------------------------------------------------------------------------

      SECTION 2.4       Registration; Registration of Transfer and Exchange

      SECTION 3.5       Protection of Trust Estate; Acknowledgment of Pledge13
      SECTION 3.6       Opinions as to Trust Estate.........................14
      SECTION 3.7       Performance of Obligations; Servicing of Receivables14
      SECTION 3.8       Negative Covenants..................................15
      SECTION 3.9       Annual Statement as to Compliance...................16
      SECTION 3.10      Consolidation, Merger, etc., of Owner Trustee;

      SECTION 3.21      Indenture Trustee's Assignment of Administrative
                        Receivables and Warranty Receivables................18
      SECTION 3.22      Representations and Warranties by the Owner Trustee

      SECTION 4.4       Duration of Position of Indenture Trustee for Benefit
                        of Certificateholders...............................21

ARTICLE VDEFAULT AND REMEDIES...............................................21
      SECTION 5.1       Events of Default...................................21
      SECTION 5.2       Acceleration of Maturity; Rescission and Annulment..23
      SECTION 5.3       Collection of Indebtedness and Suits for Enforcement

      SECTION 5.7       Unconditional Rights of Noteholders To Receive

      SECTION 5.16      Performance and Enforcement of Certain Obligations..30

      SECTION 6.10      Appointment of Co-Indenture Trustee or Separate
                        Indenture Trustee...................................36
      SECTION 6.11      Eligibility; Disqualification.......................37
      SECTION 6.12      Preferential Collection of Claims Against Owner
                        Trustee.............................................38
      SECTION 6.13      Representations and Warranties of Indenture Trustee.38
      SECTION 6.14      Indenture Trustee May Enforce Claims Without
                        Possession of Notes.................................39
      SECTION 6.15      Suit for Enforcement................................39
      SECTION 6.16      Rights of Noteholders to Direct Indenture Trustee...39

ARTICLE VIINOTEHOLDERS' LISTS AND REPORTS...................................39
      SECTION 7.1       Owner Trustee To Furnish Indenture Trustee Names and
                        Addresses of Noteholders............................39
      SECTION 7.2       Preservation of Information, Communications to

      SECTION 9.1       Supplemental Indentures Without Consent of
                        Noteholders.........................................45
      SECTION 9.2       Supplemental Indentures With Consent of Noteholders.46

      SECTION 11.4      Notices, etc., to Indenture Trustee, Owner Trustee

--------------------------------------------------------------------------------
                        Exhibits

Exhibit A         -     Locations of Schedule of Receivables
Exhibit B         -     Form of Class A-1 Asset Backed Note
Exhibit C         -     Form of Class A-2, Class A-3, Class A-4 and Class B
                        Asset Backed Note
Exhibit D         -     Form of Note Depository Agreement

--------------------------------------------------------------------------------

            INDENTURE,  dated as of November 1, 2000 between  CHASE  MANHATTAN
BANK USA, NATIONAL  ASSOCIATION,  a national banking  association,  not in its individual  capacity  but solely as  trustee  under the Trust  Agreement  (the
"Owner  Trustee"),  and THE BANK OF NEW YORK, a New York banking  corporation, as trustee and not in its individual capacity (the "Indenture Trustee").

            Each party  agrees as follows  for the  benefit of the other party and for the equal and  ratable  benefit of the  Holders of the Notes and (only to the extent expressly provided herein) the Certificateholders:

                                GRANTING CLAUSE

            Chase  Manhattan  Bank  USA,  National  Association,  not  in  its
individual  capacity,  but solely as Owner Trustee under the Trust  Agreement, hereby  grants to the  Indenture  Trustee on the Closing  Date, as trustee for the  benefit of the  Noteholders  and (only to the extent  expressly  provided herein) the  Certificateholders,  all of the Owner Trustee's right,  title and interest  in, to and  under (a) the  Receivables  listed on the  Schedule  of
Receivables  which is on file at the locations  listed on Exhibit A hereto and all monies paid thereon  (including  Liquidation  Proceeds) and due thereunder on and after the Cutoff  Date;  (b) the  security  interests  in the  Financed
Vehicles granted by Obligors  pursuant to the Receivables and, where permitted by law, any accessions  thereto which are financed by NFC; (c) the benefits of any lease assignments with respect to the Financed Vehicles;  (d) any proceeds from any Insurance Policies with respect to the Receivables;  (e) any proceeds from Dealer  Liability  with  respect to the  Receivables,  proceeds  from any
International  Purchase  Obligations with respect to the Receivables  (subject to the  limitations  set forth in Section  2.04 of the Pooling  and  Servicing
Agreement)  and proceeds of any  Guaranties  with respect to the  Receivables;
(f) all funds on deposit from time to time in the  Collection  Account and the
Note  Distribution  Account;  (g) the Pooling and Servicing  Agreement and the
PSA  Assignment  (including  all rights of NFRRC under the Purchase  Agreement and the PA  Assignment);  (h) the  Reserve  Account and all  proceeds  thereof
(other than the  Investment  Earnings  thereon),  including all other amounts, investments  and  investment  property  held from time to time in the  Reserve
Account  (whether  in  the  form  of  deposit  accounts,   Physical  Property,
book-entry  securities,  uncertificated  securities,  or  otherwise);  (i) the
Reserve  Account  Initial  Deposit and all  proceeds  thereof  (other than the
Investment Earnings thereon) ((h) and (i), collectively,  the "Reserve Account
Property");  and (j) all present and future claims, demands, causes and choses in action in respect of any or all of the  foregoing  and all  payments  on or under and all proceeds of every kind and nature  whatsoever  in respect of any or all of the foregoing,  including all proceeds of the conversion,  voluntary or  involuntary,  into  cash or other  liquid  property,  all  cash  proceeds, accounts,  accounts  receivable,  notes, drafts,  acceptances,  chattel paper, checks, deposit accounts,  insurance proceeds,  condemnation awards, rights to payment of any and every kind and other forms of obligations and  receivables, instruments  and other property which at any time constitute all or part of or are  included  in the  proceeds  of any of the  foregoing  (collectively,  the
"Collateral").

            The  foregoing  Grant is made in trust to secure  (a)  first,  the payment  of  principal  of and  interest  on, and any other  amounts  owing in respect  of,  the  Class A  Notes,  equally  and  ratably  without  prejudice, priority or  distinction,  and (b) second,  the  payment of  principal  of and interest  on, and any other  amounts  owing in respect  of, the Class B Notes, equally and ratably without prejudice,  priority or distinction, and to secure compliance  with the  provisions  of this  Indenture,  all as provided in this
Indenture.  This Indenture constitutes a security agreement under the UCC.

            The foregoing  Grant includes all rights,  powers and options (but none of the  obligations,  if any) of the Owner Trustee under any agreement or instrument included in the Collateral,  including the immediate and continuing right to claim for,  collect,  receive  and give  receipt  for  principal  and interest  payments in respect of the  Receivables  included in the  Collateral and all  other  monies  payable  under  the  Collateral,  to give and  receive notices and other  communications,  to make  waivers or other  agreements,  to exercise  all  rights and  options,  to bring  Proceedings  in the name of the
Owner  Trustee  or on behalf  of the  Owner  Trust  Estate  or  otherwise  and generally  to do and  receive  anything  that the Owner  Trustee  is or may be entitled to do or receive under or with respect to the Collateral.

            The  Indenture  Trustee,  as trustee on behalf of the  Noteholders and (only to the extent  expressly  provided  herein) the  Certificateholders, acknowledges  such Grant and  accepts  the  trusts  under  this  Indenture  in accordance with the provisions of this Indenture.

                                  ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

            SECTION I.1       Definitions.  Certain  capitalized terms used in
this Indenture shall have the respective  meanings  assigned them in Part I of
Appendix A to the Pooling and Servicing  Agreement of even date herewith among
Chase  Manhattan Bank USA,  National  Association,  acting as Owner Trustee of the  Navistar  Financial  2000-B  Owner  Trust,  NFRRC  and  NFC (as it may be
amended,  supplemented  or  modified  from  time to  time,  the  "Pooling  and
Servicing  Agreement").  All  references  herein to "the  Indenture"  or "this
Indenture"  are  to  this  Indenture  as it may be  amended,  supplemented  or modified  from time to time,  the exhibits  hereto and the  capitalized  terms used herein  which are defined in such  Appendix A. All  references  herein to
Articles,  Sections,  subsections  and  exhibits  are to  Articles,  Sections, subsections  and exhibits  contained in or attached to this  Indenture  unless otherwise  specified.  All terms  defined  in this  Indenture  shall  have the defined meanings when used in any certificate,  notice, Note or other document made or delivered  pursuant  hereto  unless  otherwise  defined  therein.  The rules  of  construction  set  forth  in Part II of such  Appendix  A shall  be applicable to this Indenture.

            SECTION I.2       Incorporation  by Reference of Trust  Indenture
Act.  Whenever  this  Indenture  refers  to  a  provision  of  the  TIA,  such provision is  incorporated  by reference in and made a part of this Indenture.
The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the Securities and Exchange Commission.

            "indenture  securities" means the Notes.

            "indenture security holder" means a Noteholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" means the Indenture Trustee.

            "obligor" on the indenture securities means the Owner Trustee and any other obligor on the indenture securities.

            All other TIA terms  used in this  Indenture  that are  defined by the  TIA,  defined  by TIA  reference  to  another  statute  or  defined  by a
Commission  rule  have  the  respective  meanings  assigned  to  them  by such definitions.

                                  ARTICLE II
                                   THE NOTES

            SECTION II.1            Form.

            (a)   The Class A-1 Notes and each of the Class A-2  Notes,  Class
A-3 Notes,  Class A-4 Notes and Class B Notes,  with the  Indenture  Trustee's certificate of  authentication,  shall be  substantially in the form set forth in Exhibit B and Exhibit C,  respectively,  with such appropriate  insertions, omissions,  substitutions and other variations as are required or permitted by this  Indenture,  and each such class may have such letters,  numbers or other marks of  identification  and such legends or  endorsements  placed thereon as may,  consistently  herewith,  be  determined by the officers  executing  such
Notes, as evidenced by their  execution of the Notes.  Any portion of the text of any  Note may be set  forth on the  reverse  thereof,  with an  appropriate reference thereto on the face of the Note.

            (b)   The  Definitive   Notes  shall  be   typewritten,   printed,
lithographed  or  engraved or produced  by any  combination  of these  methods
(with or without steel  engraved  borders),  all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            (c)   Each  Note  shall be dated  the date of its  authentication.
The terms of each class of Notes as  provided  for in Exhibit B and  Exhibit C hereto are part of the terms of this Indenture.

            SECTION II.2            Execution, Authentication and Delivery.

            (a)   Each  Note  shall be dated  the date of its  authentication, and shall be issuable as a  registered  Note in the  minimum  denomination  of
$1,000 and in integral multiples thereof (except, if applicable,  for one Note representing  a  residual  portion  of each  class  which  may be  issued in a different denomination).

            (b)   The Notes shall be  executed on behalf of the Owner  Trustee by any of its  Authorized  Officers.  The  signature  of any  such  Authorized
Officer on the Notes may be manual or facsimile.

            (c)   Notes   bearing  the  manual  or   facsimile   signature  of
individuals  who were at any time  Authorized  Officers  of the Owner  Trustee shall bind the Owner  Trustee,  notwithstanding  that such  individuals or any of them have  ceased  to hold  such  office  prior to the  authentication  and delivery of such Notes or did not hold such office at the date of such Notes.

            (d)   The Indenture  Trustee shall upon Issuer Order  authenticate and deliver to or upon the order of the Owner Trustee,  the Notes for original issue in  aggregate  principal  amount of  $764,710,097.53,  comprised  of (i)
Class A-1 Notes in the aggregate  principal  amount of  $140,000,000.00,  (ii)
Class A-2 Notes in the aggregate  principal amount of  $232,400,000.00,  (iii)
Class A-3 Notes in the aggregate  principal amount of $184,900,000.00 and (iv)
Class A-4 Notes in the aggregate principal amount of $178,733,000.00,  and (v)
Class B  Notes  in the  aggregate  principal  amount  of  $28,677,097.53.  The aggregate  principal  amount  of all  Notes  outstanding  at any  time may not exceed $764,710,097.53 except as provided in Section 2.5.

            (e)   No  Notes  shall  be  entitled  to any  benefit  under  this
Indenture or be valid or obligatory  for any purpose,  unless there appears on such  Note a  certificate  of  authentication  substantially  in the  form set forth,  in the case of the Class A-1  Notes,  in Exhibit B, and in the case of the Class A-2 Notes,  the Class A-3 Notes, the Class A-4 Notes and the Class B
Notes,  in  Exhibit  C,  executed  by the  Indenture  Trustee  by  the  manual signature of one of its authorized signatories,  and such certificate upon any
Note shall be conclusive evidence,  and the only evidence,  that such Note has been duly authenticated and delivered hereunder.

            SECTION II.3            Temporary Notes.

            (a)   Pending the  preparation  of Definitive  Notes,  if any, the
Owner  Trustee may execute,  and upon receipt of an Issuer Order the Indenture
Trustee  shall  authenticate  and  deliver,  such  Temporary  Notes  which are printed,  lithographed,  typewritten,  mimeographed or otherwise produced,  of the tenor of the  Definitive  Notes in lieu of which  they are issued and with such  variations  as are  consistent  with the terms of this  Indenture as the officers  executing such Notes may determine,  as evidenced by their execution of such Notes.

            (b)   If  Temporary  Notes are  issued,  the Owner  Trustee  shall cause Definitive Notes to be prepared without  unreasonable  delay.  After the preparation of Definitive  Notes,  the Temporary  Notes shall be  exchangeable for  Definitive  Notes upon  surrender  of the  Temporary  Notes at the Agency
Office of the Owner  Trustee to be  maintained  as  provided  in Section  3.2, without charge to the Noteholder.  Upon surrender for  cancellation of any one or more  Temporary  Notes,  the Owner  Trustee shall execute and the Indenture
Trustee shall  authenticate and deliver in exchange  therefor a like principal amount of  Definitive  Notes of authorized  denominations.  Until so delivered in  exchange,  the  Temporary  Notes shall in all  respects be entitled to the same benefits under this Indenture as Definitive Notes.

            SECTION II.4            Registration;  Registration  of  Transfer
and Exchange of Notes.

            (a)   The Owner Trustee shall cause to be kept the Note  Register, comprising  separate  registers for each class of Notes, in which,  subject to such  reasonable  regulations  as the Owner Trustee may  prescribe,  the Owner
Trustee shall provide for the  registration of the Notes and the  registration of  transfers  and  exchanges  of  the  Notes.  The  Indenture  Trustee  shall initially be the Note Registrar for the purpose of  registering  the Notes and transfers of the Notes as herein  provided.  Upon any  resignation of any Note
Registrar,   the  Owner  Trustee  shall  promptly  appoint  a  successor  Note
Registrar or, if it elects not to make such an appointment,  assume the duties of the Note Registrar.

            (b)   If a Person  other than the  Indenture  Trustee is appointed by the  Owner  Trustee  as Note  Registrar,  the Owner  Trustee  will give the
Indenture  Trustee  prompt  written  notice  of the  appointment  of such Note
Registrar  and of the location,  and any change in the  location,  of the Note
Register.  The  Indenture  Trustee  shall have the right to  inspect  the Note
Register at all reasonable  times and to obtain copies thereof.  The Indenture
Trustee shall have the right to rely upon a certificate  executed on behalf of the Note  Registrar  by an  Executive  Officer  thereof  as to the  names  and addresses  of the  Noteholders  and the  principal  amounts and number of such
Notes.

            (c)   Upon surrender for  registration  of transfer of any Note at the Corporate  Trust Office of the  Indenture  Trustee or the Agency Office of
the Owner Trustee (and  following  the  delivery,  in the former case, of such
Notes to the Owner Trustee by the Indenture Trustee),  the Owner Trustee shall execute,  the Indenture  Trustee shall  authenticate  and the Noteholder shall obtain from the Indenture  Trustee,  in the name of the designated  transferee or transferees,  one or more new Notes in any authorized  denominations,  of a like aggregate principal amount.

            (d)   At the option of the Noteholder,  Notes may be exchanged for other  Notes of the  same  class in any  authorized  denominations,  of a like aggregate  principal  amount,  upon  surrender of the Notes to be exchanged at the Corporate  Trust Office of the  Indenture  Trustee or the Agency Office of
the Owner Trustee (and  following  the  delivery,  in the former case, of such
Notes to the Owner Trustee by the Indenture Trustee),  the Owner Trustee shall execute,  and the Indenture  Trustee  shall  authenticate  and the  Noteholder shall  obtain  from the  Indenture  Trustee,  the Notes  which the  Noteholder making the exchange is entitled to receive.

            (e)   All  Notes  issued  upon any  registration  of  transfer  or exchange  of Notes  shall  be the  valid  obligations  of the  Owner  Trustee, evidencing  the same  debt,  and  entitled  to the same  benefits  under  this
Indenture,  as the Notes  surrendered  upon such  registration  of transfer or exchange.

            (f)   Every Note  presented or  surrendered  for  registration  of transfer  or  exchange  shall be duly  endorsed  by,  or be  accompanied  by a written  instrument of transfer in form  satisfactory to the Indenture Trustee and the Note  Registrar,  duly executed by the Holder thereof or such Holder's attorney  duly  authorized  in writing,  with such  signature  guaranteed by a commercial bank or trust company located,  or having a correspondent  located, in the City of New York or the city in which  the  Corporate  Trust  Office of the  Indenture  Trustee  is  located,  or  by a  member  firm  of  a  national securities  exchange,  and such other  documents as the Indenture  Trustee may require.

            (g)   No  service  charge  shall  be  made  to a  Holder  for  any registration  of  transfer  or  exchange  of Notes,  but the Owner  Trustee or
Indenture  Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  that  may  be  imposed  in  connection  with  any registration of transfer or exchange of Notes,  other than exchanges  pursuant to Sections 2.3 or 9.6 not involving any transfer.

            (h)   The    preceding    provisions    of   this    Section   2.4
notwithstanding,  the Owner  Trustee shall not be required to transfer or make exchanges,  and the Note Registrar  need not register  transfers or exchanges, of Notes that:  (i) have been selected for  redemption  pursuant to Article X, if  applicable;  or (ii)  are  due for  repayment  in full  within  15 days of surrender to the Corporate Trust Office or the Agency Office.

            SECTION II.5            Mutilated, Destroyed, Lost or Stolen Notes.

            (a)   If (i) any  mutilated  Note is  surrendered to the Indenture
Trustee,  or the Indenture  Trustee  receives  evidence to its satisfaction of the  destruction,  loss or theft of any Note,  and  (ii) there is delivered to the  Indenture  Trustee such security or indemnity as may be required by it to hold the Owner  Trustee  and the  Indenture  Trustee  harmless,  then,  in the absence of notice to the Owner  Trustee,  the Note  Registrar or the Indenture
Trustee that such Note has been acquired by a bona fide  purchaser,  the Owner
Trustee  shall  execute and upon the Owner  Trustee's  request  the  Indenture
Trustee  shall  authenticate  and  deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement Note of a like class and aggregate  principal  amount;  provided,  however,  that if any such destroyed,  lost or stolen Note, but not a mutilated  Note,  shall have become or within  seven  days shall be due and  payable  in full,  or shall have been called  for  redemption,  instead  of issuing a  replacement  Note,  the Owner
Trustee may make payment to the Holder of such destroyed,  lost or stolen Note when so due or payable or upon the  Redemption  Date, if  applicable,  without surrender thereof.

            (b)   If, after the delivery of a  replacement  Note or payment in respect of a destroyed,  lost or stolen Note pursuant to  subsection  (a), any bona fide  purchaser  of the original  Note in lieu of which such  replacement
Note was issued  presents for payment such  original  Note,  the Owner Trustee and the Indenture  Trustee shall be entitled to recover such  replacement Note
(or such  payment)  from (i) any  Person  to whom it was  delivered,  (ii) the
Person taking such  replacement  Note from the Person to whom such replacement
Note was delivered or (iii) any assignee of such Person,  except any bona fide purchaser,  and the Owner Trustee and the Indenture  Trustee shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any  loss,  damage,  cost or  expense  incurred  by the Owner  Trustee  or the
Indenture Trustee in connection therewith.

            (c)   In  connection  with the  issuance of any  replacement  Note under this  Section  2.5,  the Owner  Trustee  may  require the payment by the
Holder  of  such  Note  of  a  sum  sufficient  to  cover  any  tax  or  other governmental  charge  that may be imposed in  relation  thereto  and any other reasonable  expenses  (including  all  fees  and  expenses  of  the  Indenture
Trustee) connected therewith.

            (d)   Any  duplicate  Note issued  pursuant to this Section 2.5 in
replacement  for  any  mutilated,   destroyed,   lost  or  stolen  Note  shall
constitute  an  original  additional   contractual  obligation  of  the  Owner
Trustee,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be found at any time or be enforced  by any  Person,  and shall be entitled to all the benefits of this Indenture  equally and  proportionately  with any and all other Notes duly issued hereunder.

            (e)   The  provisions  of this Section 2.5 are exclusive and shall preclude (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            SECTION II.6            Persons Deemed  Noteholders.  Prior to due
presentment for  registration of transfer of any Note, the Owner Trustee,  the
Indenture  Trustee  and any of their  agents  may  treat  the  Person in whose name  any  Note  is  registered  (as  of  the  day  of  determination)  as the
Noteholder for the purpose of receiving  payments of principal of and interest on such Note and for all other purposes  whatsoever,  whether or not such Note be overdue,  and  neither the Owner  Trustee,  the  Indenture  Trustee nor any agent of the Owner  Trustee or the  Indenture  Trustee  shall be  affected  by notice to the contrary.

            SECTION II.7            Payment of Principal and Interest.

            (a)   Interest on the Class A-1 Notes  shall  accrue in the manner set forth in Exhibit B at the  applicable  Interest  Rate for such class,  and such interest shall be payable on each  Distribution  Date, in accordance with the priorities set forth in Section  8.2(c),  as specified in the form of Note set  forth in  Exhibit  B.  Interest  on the Class  A-2  Notes,  the Class A-3
Notes,  the Class A-4 Notes and the Class B Notes  shall  accrue in the manner set forth in Exhibit C at the  applicable  Interest  Rate for such class,  and shall be payable on each Distribution  Date, in accordance with the priorities set forth in Section  8.2(c),  as  specified  in the form of Note set forth in
Exhibit  C.  Any  instalment  of  interest   payable  on  any  Note  shall  be
punctually  paid or duly  provided for by a deposit by or at the  direction of the Owner Trustee or the Servicer into the Note  Distribution  Account  before each Distribution Date for payment to Noteholders on the related  Distribution
Date and shall be paid to the  Person in whose  name such Note (or one or more
Predecessor  Notes) is  registered  on the  applicable  Record Date,  by check mailed first-class,  postage prepaid to such Person's address as it appears on the Note Register on such Record Date;  provided,  however,  that,  unless and until  Definitive  Notes  have been  issued  pursuant  to Section  2.12,  with respect to Notes  registered on the applicable  Record Date in the name of the
Note  Depository  (initially,  Cede & Co.),  payment  shall  be  made by wire transfer in immediately  available funds to the account designated by the Note
Depository.

            (b)   Prior  to  the  occurrence  of an  Event  of  Default  and a declaration  in  accordance  with  Section  5.2(a)  that the Notes have become immediately  due and  payable,  the  principal of each class of Notes shall be payable in full on the Final Scheduled  Distribution  Date for such class and, to the extent of funds available therefor,  in instalments on the Distribution
Dates  (if any)  preceding  the  Final  Scheduled  Distribution  Date for such class,  in the  amounts and in  accordance  with the  priorities  set forth in
Section  8.2(c)(ii) or (iii),  as applicable.  All principal  payments on each class  of  Notes  shall be made  pro  rata to the  Noteholders  of such  class entitled  thereto.  Any  instalment of principal  payable on any Note shall be punctually paid or duly provided for by a deposit by the Indenture  Trustee in accordance  with the  provisions of the Pooling and Servicing  Agreement  into the Note  Distribution  Account prior to the applicable  Distribution Date and shall  be  paid  to the  Person  in  whose  name  such  Note  (or  one or more
Predecessor  Notes) is  registered  on the  applicable  Record Date,  by check mailed first-class,  postage prepaid to such Person's address as it appears on the Note Register on such Record Date;  provided,  however,  that,  unless and until  Definitive  Notes  have been  issued  pursuant  to Section  2.12,  with respect  to  Notes  registered  on the  Record  Date in the  name of the  Note
Depository,  payment shall be made by wire transfer in  immediately  available funds to the account  designated by the Note  Depository,  except for: (i) the final  instalment of principal on any Note; and (ii) the Redemption  Price for the Notes redeemed  pursuant to Section 10.1,  which,  in each case,  shall be payable  as  provided  herein.  The funds  represented  by any such  checks in respect  of  interest  or  principal  returned  undelivered  shall  be held in accordance with Section 3.3.

            (c)   [Reserved.]

            (d)   From and after the  occurrence  of an Event of Default and a declaration  in  accordance  with  Section  5.2(a)  that the Notes have become immediately  due and  payable,  principal  on the Notes  shall be  payable  as provided in Section 8.2(c) (iv) or (v), as applicable.

            (e)   With  respect  to any  Distribution  Date on which the final instalment  of principal  and interest on a class of Notes is to be paid,  the
Indenture  Trustee shall notify each  Noteholder of such class of record as of the  Record  Date  for such  Distribution  Date of the  fact  that  the  final instalment  of  principal  of and  interest on such Note is to be paid on such
Distribution  Date.  Such  notice  shall  be sent (i) on such  Record  Date by facsimile,  if Book-Entry Notes are outstanding;  or (ii) not later than three
Business  Days after such Record Date in  accordance  with Section  11.5(a) if
Definitive  Notes  are   outstanding,   and  shall  specify  that  such  final
instalment shall be payable only upon  presentation and surrender of such Note and shall specify the place where such Note may be presented  and  surrendered for payment of such  instalment  and the manner in which such payment shall be made.  Notices in  connection  with  redemptions  of Notes  shall be mailed to
Noteholders  as provided in Section  10.2.  Within sixty days of the surrender pursuant to this  Section  2.7(e) or  cancellation  pursuant to Section 2.8 of all of the Notes of a particular  class,  the Indenture  Trustee shall provide each of the Rating  Agencies  with  written  notice  stating that all Notes of such class have been surrendered or canceled.

            SECTION II.8            Cancellation    of   Notes.    All   Notes
surrendered  for payment,  redemption,  exchange or  registration  of transfer shall,  if  surrendered  to any Person other than the  Indenture  Trustee,  be delivered  to the  Indenture  Trustee  and shall be  promptly  canceled by the
Indenture  Trustee.  The  Owner  Trustee  may  at  any  time  deliver  to  the
Indenture  Trustee for  cancellation any Notes  previously  authenticated  and delivered  hereunder  which the Owner  Trustee may have acquired in any manner whatsoever,  and all Notes so  delivered  shall be  promptly  canceled  by the
Indenture  Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes  canceled as provided in this Section  2.8,  except as expressly permitted by this  Indenture.  All  canceled  Notes may be held or disposed of by the  Indenture  Trustee  in  accordance  with  its  standard  retention  or disposal  policy as in  effect at the time  unless  the  Owner  Trustee  shall direct by an Issuer  Order that they be  returned  to it;  provided,  however, that such  Issuer  Order is  timely  and the  Notes  have not been  previously disposed of by the Indenture  Trustee.  The Indenture Trustee shall certify to the Owner Trustee that surrendered  Notes have been duly canceled and retained or destroyed, as the case may be.

            SECTION II.9            Release  of   Collateral.   The  Indenture
Trustee shall release property from the lien of this Indenture,  other than as permitted by Sections 3.21,  8.2, 8.4 and 11.1, only upon receipt of an Issuer
Request  accompanied  by an Officers'  Certificate,  an Opinion of Counsel (to
the extent  required by the TIA) and  Independent  Certificates  in accordance with TIAss.ss.314(c) and 314(d)(1).

            SECTION II.10     Book-Entry   Notes.  The  Notes  (other  than  a
single  note  representing  $97.53  principal  amount of Class B Notes,  which shall be a Definitive  Note), upon original  issuance,  shall be issued in the form of a typewritten Note or Notes  representing the Book-Entry  Notes, to be delivered to The Depository  Trust Company,  the initial Clearing Agency by or on behalf of the Owner  Trustee.  Such Note or Notes  shall be  registered  on the Note Register in the name of the Note Depository (initially,  Cede & Co.), and no Note Owner  shall  receive a  Definitive  Note  representing  such Note
Owner's interest in such Note,  except as provided in Section 2.12. Unless and until  Definitive  Notes  have been  issued  to the Note  Owners  pursuant  to
Section 2.12:

                  (a)   the  provisions  of this Section 2.10 shall be in full
      force and effect;

                  (b)   the Note Registrar and the Indenture  Trustee shall be
      entitled  to deal with the  Clearing  Agency  for all  purposes  of this
      Indenture  (including  the payment of  principal  of and interest on the
      Notes and the giving of  instructions  or  directions  hereunder) as the sole  holder  of the  Notes and  shall  have no  obligation  to the Note
      Owners;

                  (c)   to the  extent  that the  provisions  of this  Section
      2.10  conflict  with  any  other  provisions  of  this  Indenture,   the
      provisions of this Section 2.10 shall control;

                  (d)   the rights of the Note Owners shall be exercised  only
      through the  Clearing  Agency and shall be limited to those  established by law and agreements  between such Note Owners and the Clearing  Agency and/or the Clearing Agency  Participants and unless and until Definitive
      Notes are issued  pursuant to Section 2.12, the initial  Clearing Agency
      shall  make   book-entry   transfers   between   the   Clearing   Agency
      Participants  and receive and  transmit  payments  of  principal  of and interest on the Notes to such Clearing Agency Participants,  pursuant to the Note Depository Agreement; and

                  (e)   whenever this  Indenture  requires or permits  actions
      to be taken based upon  instructions  or  directions of Holders of Notes evidencing  a  specified  percentage  of the  Outstanding  Amount of the
      Voting  Notes,  the Clearing  Agency  shall be deemed to represent  such percentage  only  to  the  extent  that  it  has  (i)  received  written instructions  to such  effect from Note Owners  and/or  Clearing  Agency
      Participants  owning  or  representing,   respectively,   such  required
      percentage  of  the  beneficial  interest  in the  Notes  and  (ii)  has delivered such instructions to the Indenture Trustee.

            SECTION II.11     Notices to  Clearing  Agency.

             Whenever a notice or other communication to the Noteholders is required under this Indenture,unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency and shall have no other obligation to the Note Owners.

            SECTION II.12     Definitive Notes.

            If (i) the  Administrator advises the Indenture Trustee in writing that the Clearing  Agency is no longer  willing or able to properly  discharge its  responsibilities  with  respect  to the Notes and the  Owner  Trustee  is unable  to  locate  a  qualified  successor;  (ii) the  Administrator,  at its option,  advises the Indenture  Trustee in writing that it elects to terminate the  book-entry  system  through  the  Clearing  Agency;  or  (iii) after  the occurrence  of  an  Event  of  Default  or a  Servicer  Default,  Note  Owners
representing  beneficial  interests  aggregating  at least a  majority  of the
Outstanding  Amount of the Voting Notes advise the Clearing  Agency in writing that the  continuation  of a book-entry  system through the Clearing Agency is no longer in the best interests of the Note Owners,  then the Clearing  Agency shall notify all Note Owners and the  Indenture  Trustee of the  occurrence of any such event and of the  availability  of  Definitive  Notes to Note  Owners
requesting  the  same.  Upon  surrender  to  the  Indenture   Trustee  of  the
typewritten  Note or Notes  representing  the Book-Entry Notes by the Clearing
Agency,  accompanied  by  registration  instructions,  the Owner Trustee shall execute and the Indenture  Trustee shall  authenticate the Definitive Notes in accordance  with the  instructions of the Clearing  Agency.  None of the Owner
Trustee,  the Note Registrar or the Indenture  Trustee shall be liable for any delay in  delivery  of such  instructions  and may  conclusively  rely on, and shall be  protected  in relying on, such  instructions.  Upon the  issuance of
Definitive  Notes,  the Indenture  Trustee shall  recognize the Holders of the
Definitive Notes as Noteholders.

            SECTION II.13     Seller  as   Noteholder.   The   Seller  in  its
individual or any other  capacity may become the owner or pledgee of Notes and may  otherwise  deal with the Owner  Trustee or its  affiliates  with the same rights it would have if it were not the Seller.

            SECTION II.14     Tax  Treatment.  The Owner  Trustee in  entering
into this Indenture,  and the  Noteholders  and the Note Owners,  by acquiring any Note or  interest  therein,  (i) express  their  intention  that the Notes qualify under  applicable tax law as  indebtedness  secured by the Collateral, and (ii) unless  otherwise required by appropriate taxing  authorities,  agree to treat the Notes as  indebtedness  secured by the Collateral for the purpose of federal income taxes,  state and local income and franchise  taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

                                  ARTICLE III
                                   COVENANTS

            SECTION III.1           Payment of  Principal  and  Interest.  The
Owner Trustee shall duly and  punctually  pay the principal of and interest on the Notes in  accordance  with the terms of the Notes and this  Indenture.  On each  Distribution  Date  and on the  Redemption  Date  (if  applicable),  the
Indenture   Trustee   shall   distribute   amounts  on  deposit  in  the  Note
Distribution  Account to the  Noteholders in accordance  with Sections 2.7 and
8.2,  less  amounts  properly  withheld  under the Code by any  Person  from a payment  to any  Noteholder  of  interest  and/or  principal.  Any  amounts so withheld  shall be considered as having been paid by the Owner Trustee to such
Noteholder for all purposes of this Indenture.

            SECTION III.2           Maintenance of Agency  Office.  As long as
any of the Notes remains outstanding,  the Owner Trustee shall maintain in the
Borough of Manhattan,  the City of New York, an office (the "Agency  Office"), being an office or agency where Notes may be  surrendered to the Owner Trustee for registration of transfer or exchange,  and where notices and demands to or upon the Owner  Trustee  in  respect  of the Notes and this  Indenture  may be served.  The Owner Trustee hereby initially  appoints the Indenture Trustee to serve as its agent for the  foregoing  purposes.  The Owner Trustee shall give prompt  written  notice to the Indenture  Trustee of the location,  and of any change  in the  location,  of the  Agency  Office.  If at any time  the  Owner
Trustee  shall  fail to  maintain  any such  office or agency or shall fail to furnish the  Indenture  Trustee  with the address  thereof,  such  surrenders, notices  and demands may be made or served at the  Corporate  Trust  Office of the Indenture  Trustee,  and the Owner Trustee  hereby  appoints the Indenture
Trustee as its agent to receive all such surrenders, notices and demands.

            SECTION III.3           Money for Payments To Be Held in Trust.

            (a)   As provided in Section  8.2, all payments of amounts due and payable with  respect to any Notes that are to be made from amounts  withdrawn from the Note  Distribution  Account  pursuant to Section 8.2(c) shall be made on behalf of the Owner Trustee by the Indenture  Trustee or by another  Paying
Agent,  and no amounts so  withdrawn  from the Note  Distribution  Account for payments of Notes shall be paid over to the Owner  Trustee  except as provided in this Section 3.3.

            (b)   Before each  Distribution  Date or the  Redemption  Date (if applicable),  the Indenture  Trustee  shall  deposit in the Note  Distribution
Account an aggregate sum  sufficient to pay the amounts then becoming due with respect  to the  Notes,  such sum to be held in trust for the  benefit  of the
Persons entitled thereto.

            (c)   The Owner  Trustee  shall cause each Paying Agent other than the  Indenture  Trustee to execute  and  deliver to the  Indenture  Trustee an instrument in which such Paying Agent shall agree with the  Indenture  Trustee
(and if the  Indenture  Trustee  acts as Paying  Agent,  it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

            (i)   hold all sums  held by it for the  payment  of  amounts  due with  respect  to the Notes in trust for the  benefit of the
                  Persons  entitled  thereto  until such sums shall be paid to such  Persons or  otherwise  disposed of as herein  provided and pay such sums to such Persons as herein provided;

            (ii)  give the  Indenture  Trustee  notice of any  default  by the
                  Owner  Trustee  (or any  other  obligor  upon the  Notes) of which it has actual  knowledge  in the making of any payment required to be made with respect to the Notes;

            (iii) at any time  during  the  continuance  of any such  default,
                  upon  the  written   request  of  the   Indenture   Trustee,
                  forthwith pay to the  Indenture  Trustee all sums so held in trust by such Paying Agent;

            (iv)  immediately  resign as a Paying Agent and  forthwith  pay to the  Indenture  Trustee all sums held by it in trust for the payment  of  Notes  if at any  time it  ceases  to meet  the standards  required to be met by a Paying Agent in effect at the time of determination; and

            (v)   comply  with all  requirements  of the Code with  respect to the  withholding  from any payments  made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon and with respect to any  applicable  reporting  requirements  in connection therewith.

            (d)   The  Owner  Trustee  may at any  time,  for the  purpose  of obtaining the  satisfaction  and discharge of this  Indenture or for any other purpose,  by Issuer  Order  direct  any Paying  Agent to pay to the  Indenture
Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the  Indenture  Trustee upon the same trusts as those upon which the sums were held by such Paying  Agent;  and upon such  payment by any Paying Agent to the
Indenture  Trustee,  such  Paying  Agent  shall be  released  from all further liability with respect to such money.

            (e)   Subject  to  applicable  laws with  respect  to  escheat  of funds,  any money held by the  Indenture  Trustee or any Paying Agent in trust for the  payment  of any amount  due with  respect  to any Note and  remaining unclaimed  for one year after such amount has become due and payable  shall be discharged  from such trust and be paid by the Indenture  Trustee to the Owner
Trustee on Issuer Request;  and the Holder of such Note shall  thereafter,  as an  unsecured  general  creditor,  look only to the Owner  Trustee for payment thereof (but only to the extent of the amounts so paid to the Owner  Trustee), and all liability of the  Indenture  Trustee or such Paying Agent with respect to such  trust  money  shall  thereupon  cease;  provided,  however,  that the
Indenture  Trustee or such Paying  Agent,  before  being  required to make any such  payment,  may at the expense of the Owner  Trustee cause to be published once, in a newspaper published in the English language,  customarily published on each  Business  Day and of  general  circulation  in the City of New  York, notice that such money  remains  unclaimed  and that,  after a date  specified therein,  which  shall  not be  less  than  30  days  from  the  date  of such publication,  any unclaimed balance of such money then remaining shall be paid to the Owner  Trustee.  The  Indenture  Trustee may also adopt and employ,  at the expense of the Owner Trustee,  any other  reasonable means of notification of such  payment  (including,  but not  limited  to,  mailing  notice  of such payment to Holders whose Notes have been called but have not been  surrendered for  redemption  or whose  right to or  interest in monies due and payable but not claimed is  determinable  from the records of the Indenture  Trustee or of any Paying Agent, at the last address of record for each such Holder).

            SECTION III.4           Existence.  The Owner  Trustee  shall keep
in full  effect its  existence,  rights  and  franchises  as a  national  bank
(unless it becomes,  or any successor  Owner Trustee  hereunder is or becomes, organized  under  the laws of any  other  State  or of the  United  States  of
America, in which case it shall keep in full effect its existence,  rights and franchises  under the laws of such other  jurisdiction)  and shall  obtain and preserve its  qualification to do business in each  jurisdiction in which such
qualification   is  or  shall  be   necessary  to  protect  the  validity  and
enforceability  of this  Indenture,  the Notes,  the Collateral and each other instrument or agreement included in the Trust Estate.

            SECTION III.5           Protection    of    Trust     Estate;
Acknowledgment  of Pledge.  The Owner  Trustee shall from time to time execute and deliver all such supplements and amendments  hereto and all such financing
statements,   amendments  thereto,   continuation   statements,   assignments,
certificates,  instruments  of further  assurance and other  instruments,  and shall  take  such  other  action  as  may be  determined  to be  necessary  or advisable  in an  Opinion of Counsel  to the Owner  Trustee  delivered  to the
Indenture Trustee to:

            (i) maintain or preserve the lien and security  interest  (and the priority  thereof)  of this  Indenture  or  carry  out  more  effectively  the purposes  hereof  including  by making  the  necessary  filings  of  financing statements or  amendments  thereto  within sixty days after the  occurrence of any  of the  following:  (A)  any  change  in  the  Owner  Trustee's  (or  its successor's)  name, (B) any change in the location of the Owner  Trustee's (or
its   successor's)   principal  place  of  business  and  (C)  any  merger  or
consolidation   or  other   change  in  the  Owner   Trustee's   identity   or
organizational  structure and by promptly  notifying the Indenture  Trustee of any such filings;

            (ii)  perfect,  publish  notice of or protect the  validity of any
Grant made or to be made by this Indenture;

            (iii)  enforce  the  rights  of  the  Indenture  Trustee  and  the
Noteholders in any of the Collateral; or

            (iv)  preserve  and  defend  title  to the  Trust  Estate  and the rights of the  Indenture  Trustee  and the  Noteholders  in such Trust  Estate against the claims of all Persons and parties,
and the Owner Trustee hereby  designates  the Indenture  Trustee its agent and attorney-in-fact to execute any financing  statement,  continuation  statement or  other  instrument  required  by the  Indenture  Trustee  pursuant  to this
Section 3.5.

            SECTION III.6           Opinions as to Trust Estate.

            (a)   On the Closing Date,  the Owner Trustee shall furnish to the
Indenture  Trustee an Opinion of Counsel  either  stating that, in the opinion of such counsel,  such action has been taken with respect to the recording and filing of this  Indenture,  any indentures  supplemental  hereto and any other requisite  documents,  and with  respect  to the  execution  and filing of any financing  statements and continuation  statements as are necessary to perfect and make  effective  the lien and  security  interest  of this  Indenture  and reciting the details of such action,  or stating  that, in the opinion of such counsel,  no such action is necessary to make such lien and security  interest effective.

            (b)   On or  before  April  15 in each  calendar  year,  beginning
April 15, 2001,  the Owner Trustee  shall furnish to the Indenture  Trustee an
Opinion of Counsel either  stating that, in the opinion of such counsel,  such action has been taken with respect to the recording,  filing, re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other requisite  documents  and with  respect  to the  execution  and  filing of any financing  statements and continuation  statements as is necessary to maintain the lien and  security  interest  created by this  Indenture  and reciting the details of such action or stating  that in the opinion of such counsel no such action is  necessary to maintain  the lien and  security  interest  created by this  Indenture.  Such Opinion of Counsel shall also  describe the  recording,
filing,   re-recording   and  refiling  of  this  Indenture,   any  indentures
supplemental  hereto and any other  requisite  documents and the execution and filing of any financing  statements and continuation  statements that will, in the opinion of such  counsel,  be required to maintain  the lien and  security interest of this Indenture until April 15 in the following calendar year.

            SECTION III.7           Performance of Obligations;  Servicing of
Receivables.

            (a)   The Owner  Trustee  shall not take any  action and shall use its  reasonable  efforts  not to permit any action to be taken by others  that would  release  any Person from any of such  Person's  material  covenants  or obligations under any instrument or agreement  included in the Trust Estate or that would result in the amendment, hypothecation,  subordination, termination or  discharge  of,  or impair  the  validity  or  effectiveness  of,  any such instrument  or  agreement,  except as  otherwise  expressly  provided  in this
Indenture,  the Pooling and Servicing Agreement,  the Purchase Agreement,  the
Administration Agreement or such other instrument or agreement.

            (b)   The Owner  Trustee may contract with other Persons to assist it in performing its duties under this Indenture,  and any performance of such duties by a Person  identified to the Indenture Trustee in the Basic Documents or an Officers'  Certificate of the Owner Trustee shall be deemed to be action taken by the Owner Trustee.  Initially,  the Owner Trustee has contracted with the Servicer and the  Administrator  to assist the Owner Trustee in performing its duties under this Indenture.

            (c)   The   Owner   Trustee   shall    punctually    perform   and
observe all of its  obligations  and agreements  contained in this  Indenture, the Basic  Documents and in the  instruments  and  agreements  included in the
Trust  Estate,  including but not limited to filing or causing to be filed all
UCC financing  statements  and  continuation  statements  required to be filed under the terms of this  Indenture,  the Pooling and  Servicing  Agreement and the  Purchase  Agreement  in  accordance  with and  within  the  time  periods provided for herein and therein.

            (d)   If the Owner Trustee shall have  knowledge of the occurrence of a Servicer  Default  under the Pooling and Servicing  Agreement,  the Owner
Trustee shall promptly  notify the Indenture  Trustee and the Rating  Agencies thereof,  and shall specify in such notice the response or action, if any, the
Owner  Trustee  has taken or is taking  with  respect  of such  default.  If a
Servicer  Default  shall arise from the failure of the Servicer to perform any of its duties or  obligations  under the Pooling and Servicing  Agreement with respect to the Receivables,  the Owner Trustee and the Indenture Trustee shall take all  reasonable  steps  available  to them  pursuant  to the  Pooling and
Servicing Agreement to remedy such failure.

            (e)   Without   derogating   from  the  absolute   nature  of  the
assignment  granted  to the  Indenture  Trustee  under this  Indenture  or the rights of the Indenture  Trustee  hereunder,  the Owner Trustee agrees that it shall not,  without the prior written consent of the Indenture  Trustee or the
Holders of at least a majority in Outstanding  Amount of the Voting Notes,  as applicable  in  accordance  with the  terms  thereof,  amend,  modify,  waive, supplement,  terminate or surrender, or agree to any amendment,  modification, supplement,  termination,  waiver or surrender of, the terms of any Collateral or any of the Basic  Documents,  or waive timely  performance or observance by the  Servicer or the Seller under the Pooling and  Servicing  Agreement or the
Purchase Agreement,  the Administrator  under the Administration  Agreement or
NFC under the Purchase Agreement;  provided,  however,  that,  notwithstanding the foregoing,  no action  specified in the proviso to Section 9.2(a) shall be
taken  except  in  compliance   with  Section  9.2.  If  any  such  amendment,
modification,  supplement  or waiver shall be so consented to by the Indenture
Trustee or such Holders,  as applicable,  the Owner Trustee  agrees,  promptly following  a  request  by the  Indenture  Trustee  to do so,  to  execute  and
deliver,   in  its  own  name  and  at  its  own  expense,   such  agreements,
instruments,  consents and other  documents as the Indenture  Trustee may deem necessary or appropriate in the circumstances.

            SECTION III.8           Negative  Covenants.  So long as any Notes
are Outstanding, the Owner Trustee shall not:

            (a)   sell, transfer,  exchange or otherwise dispose of any of the properties or assets of the Owner Trust  Estate,  except the Owner Trustee may
(i) collect,  liquidate,  sell or otherwise dispose of Receivables  (including
Warranty    Receivables,    Administrative    Receivables    and   Liquidating
Receivables),  (ii) make cash payments out of the Designated  Accounts and the
Certificate  Distribution  Account and (iii) take other actions,  in each case as contemplated by the Basic Documents;

            (b)   claim  any  credit  on,  or  make  any  deduction  from  the principal  or interest  payable in respect of the Notes  (other  than  amounts properly  withheld from such payments under the Code or applicable  state law)
or assert any claim against any present or former  Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

            (c)   voluntarily  commence any insolvency,  readjustment of debt, marshaling  of assets and  liabilities  or other  proceeding,  or apply for an order by a court or agency or  supervisory  authority  for the  winding-up  or liquidation of its affairs or any other event specified in Section 5.1(f); or

            (d)   either  (i) permit  the  validity or  effectiveness  of this
Indenture to be impaired,  or permit the lien of this Indenture to be amended, hypothecated,  subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations  with respect to the Notes under this Indenture except as may be expressly  permitted  hereby,  (ii) permit any lien, charge, excise, claim, security interest,  mortgage or other encumbrance
(other  than the lien of this  Indenture)  to be  created  on or  extend to or otherwise  arise  upon or burden the Trust  Estate or any part  thereof or any interest  therein or the proceeds  thereof  (other than tax liens,  mechanics'
liens  and other  liens  that  arise by  operation  of law,  in each case on a
Financed  Vehicle and  arising  solely as a result of an action or omission of the  related  Obligor),  or  (iii) permit  the lien of this  Indenture  not to constitute  a valid  first  priority  security  interest  in the Trust  Estate
(other than with respect to any such tax, mechanics' or other lien).

            SECTION III.9           Annual  Statement  as to  Compliance.  The
Owner Trustee shall deliver to the Indenture  Trustee,  with a copy to each of the Rating Agencies,  on or before February 1 of each year, beginning February
1, 2002, an Officer's  Certificate signed by an Authorized  Officer,  dated as of the immediately preceding October 31, stating that:

            (a)   a review of the  activities  of the Trust during such fiscal year and of  performance  by the Owner Trustee  under this  Indenture has been made under such Authorized Officer's supervision; and

            (b)   to the best of such Authorized  Officer's  knowledge,  based on such review,  the Owner Trustee has fulfilled in all material  respects all of its  obligations  under this Indenture  throughout  such year, or, if there has been a default in the fulfillment of any such obligation,  specifying each such  default  known to such  Authorized  Officer  and the  nature  and status thereof.  A copy of such  certificate  may be obtained by any  Noteholder by a request in writing  to the Owner  Trustee  addressed  to the  Corporate  Trust
Office of the Indenture Trustee.

            SECTION III.10    Consolidation,  Merger, etc., of Owner Trustee;
Disposition  of Trust Assets.  The Owner Trustee may be merged with or into or consolidated  with another Person  provided that such merger or  consolidation complies with the  requirements of Section 6.11 of the Trust Agreement and the surviving  entity is eligible as the Owner Trustee under  Section 6.13  of the
Trust Agreement.

            SECTION III.11    Successor or Transferee.

            (a)   Upon any  consolidation  or merger of the Owner  Trustee  in accordance  with  Section  3.10,  the  Person  formed  by  or  surviving  such consolidation  or merger (if other than the Owner  Trustee)  shall succeed to, and be  substituted  for, and may exercise every right and power of, the Owner
Trustee under this  Indenture  with the same effect as if such Person had been named as the Owner Trustee herein.

            (b)   Upon  the  appointment  of  a  successor  trustee  as  Owner
Trustee under the Trust Agreement,  such successor Owner Trustee shall succeed to, and be  substituted  for, and may  exercise  every right and power of, the
Owner Trustee under this  Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

            SECTION III.12    No Other  Business.  The Owner Trustee shall not
engage in any business or activity other than acquiring,  holding and managing the Collateral and the proceeds  therefrom in the manner  contemplated  by the
Basic  Documents,  issuing the  Securities,  making payments on the Securities
and  such  other  activities  that  are  necessary,   suitable,  desirable  or
convenient  to  accomplish  the foregoing or are  incidental  thereto,  as set forth in Section 2.3 of the Trust Agreement.

            SECTION III.13    No  Borrowing.   The  Owner  Trustee  shall  not
issue,  incur,  assume,  guarantee or  otherwise  become  liable,  directly or indirectly,  for any indebtedness  for money borrowed other than  indebtedness for money  borrowed  in respect of the Notes or in  accordance  with the Basic
Documents.

            SECTION III.14    Guarantees,   Loans,   Advances   and   Other
Liabilities.  Except as  contemplated  by this  Indenture  or the other  Basic
Documents,  the Owner Trustee shall not make any loan or advance or credit to, or guarantee  (directly or indirectly or by an instrument having the effect of assuring  another's  payment or performance on any obligation or capability of so doing or  otherwise),  endorse or  otherwise  become  contingently  liable, directly  or  indirectly,  in  connection  with  the  obligations,  stocks  or dividends of, or own,  purchase,  repurchase or acquire (or agree contingently to do so) any  stock,  obligations,  assets  or  securities  of,  or any other interest in, or make any capital contribution to, any other Person.

            SECTION III.15    Servicer's   Obligations.   The  Owner   Trustee
shall  use its  best  efforts  to  cause  the  Servicer  to  comply  with  its obligations  under Sections  3.10,  4.01 and 4.02 of the Pooling and Servicing
Agreement.

            SECTION III.16    Capital  Expenditures.  The Owner  Trustee shall
not make any  expenditure  of the funds of the Owner Trust Estate  (whether by long-term or operating  lease or otherwise)  for capital  assets (either real, personal or intangible  property)  other than the purchase of the  Receivables and other  property  and rights  from the Seller  pursuant  to the Pooling and
Servicing Agreement.

            SECTION III.17    Removal of  Administrator.  So long as any Notes
are Outstanding,  the Owner Trustee shall not remove the Administrator without cause  unless  the  Rating  Agency  Condition  for each  class  of Notes  then outstanding shall have been satisfied in connection with such removal.

            SECTION III.18    Restricted  Payments.  Except  for  payments  of
principal or interest on or redemption of the Notes,  so long as any Notes are
Outstanding, the Owner Trustee shall not, directly or indirectly:

            (a)   pay any dividend or make any  distribution  (by reduction of capital or otherwise),  whether in cash, property, securities or a combination thereof, to any owner of a beneficial  interest in the Trust or otherwise,  in each  case  with  respect  to any  ownership  or equity  interest  or  similar security in or of the Trust or to the Servicer;

            (b)   redeem, purchase,  retire or otherwise acquire for value any such ownership or equity interest or similar security; or

            (c)   set aside or  otherwise  segregate  any amounts for any such purpose;

provided,  however,  that the Owner  Trustee  may  make,  or cause to be made, distributions to the Servicer,  the Seller, the Indenture  Trustee,  the Owner
Trustee and the  Certificateholders  as permitted  by, and to the extent funds are available  for such purpose  under,  the Pooling and Servicing  Agreement, the Trust  Agreement or the other Basic  Documents.  The Owner  Trustee  shall not,  directly  or  indirectly,  make  payments to or  distributions  from the
Collection Account except in accordance with the Basic Documents.

            SECTION III.19    Notice of Events of Default.  The Owner  Trustee
agrees to give the Indenture  Trustee and the Rating  Agencies  prompt written notice  of each  Event of  Default  hereunder,  each  Servicer  Default,  each default on the part of the Seller of its  obligations  under the  Pooling  and
Servicing  Agreement  and each  default on the part of NFC of its  obligations under the Purchase Agreement.

            SECTION III.20    Further  Instruments  and Acts.  Upon request of
the  Indenture  Trustee,  the Owner  Trustee  shall  execute and deliver  such further  instruments  and do such further acts as may be reasonably  necessary or proper to carry out more effectively the purpose of this Indenture.

            SECTION III.21    Indenture     Trustee's     Assignment    of
Administrative  Receivables  and  Warranty  Receivables.  Upon  receipt of the
Administrative  Purchase  Payment or the  Warranty  Payment with respect to an
Administrative  Receivable or a Warranty  Receivable,  as the case may be, the
Indenture Trustee shall release to the Servicer or the Warranty Purchaser,  as applicable,  all of the Indenture  Trustee's right,  title and interest in and to such repurchased Receivable,  all monies due thereon, the security interest in the  related  Financed  Vehicle or  Financed  Vehicles  and any  accessions thereto,  the  benefit of any lease  assignment  with  respect to the  related
Financed Vehicle or Financed  Vehicles,  proceeds arising  thereafter from any
Insurance   Policies  with  respect  to  such  Receivable,   proceeds  arising
thereafter  from any Dealer  Liability on such  Receivable,  proceeds  arising
thereafter  of  International   Purchase  Obligations  with  respect  to  such
Receivable,  proceeds  arising  thereafter of any  Guaranties  with respect to such Receivable and the interests of the Indenture  Trustee in certain rebates of premiums  and other  amounts  relating to the  Insurance  Policies  and any documents  relating thereto,  and the Servicer or the Warranty  Purchaser,  as applicable,  shall  thereupon own such  Receivable,  and all such security and documents,  free of any further  obligation  to the  Indenture  Trustee or the
Noteholders  with  respect  thereto.  If in  any  enforcement  suit  or  legal proceeding  it is held that the Servicer  may not enforce a Receivable  on the ground  that it is not a real  party  in  interest  or a  holder  entitled  to enforce such  Receivable,  the  Indenture  Trustee  shall,  at the  Servicer's expense,  take such steps as the  Servicer  deems  necessary  to  enforce  the
Receivable,  including  bringing suit in the Indenture  Trustee's  name or the names of the Securityholders.

            SECTION III.22    Representations  and  Warranties  by the  Owner
Trustee to the Indenture  Trustee.  The Owner  Trustee (not in its  individual capacity,  but solely as trustee under the Trust Agreement)  hereby represents and warrants to the Indenture Trustee as follows:

            (a)   Good  Title.  No  Receivable  has  been  sold,  transferred, assigned  or  pledged  by the  Owner  Trustee  to any  Person  other  than the
Indenture  Trustee;  immediately  prior to the  conveyance of the  Receivables pursuant to this  Indenture,  the Owner Trustee had good and marketable  title thereto,  free of any Lien (except for any Lien which may exist in  accessions to the  Financed  Vehicles  not  financed by NFC);  and,  upon  execution  and delivery of this Indenture by the Owner Trustee,  the Indenture  Trustee shall have all of the right,  title and  interest  of the Owner  Trustee  in, to and under the  Collateral,  free of any Lien  (except for any Lien which may exist in accessions to the Financed Vehicles not financed by NFC); and

            (b)   All Filings  Made.  All filings  necessary  under the UCC in any  jurisdiction  to give the Indenture  Trustee a first  priority  perfected security  interest in the  Receivables  and, to the extent  constituting  Code
Collateral,  the other  Collateral  shall  have  been  made.  The  Receivables constitute Code Collateral.

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

            SECTION IV.1            Satisfaction  and  Discharge of Indenture.
This  Indenture  shall cease to be of further effect with respect to the Notes
except  as  to:   (i) rights  of   registration   of  transfer  and  exchange;
(ii) substitution of mutilated,  destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal  thereof and interest thereon;
(iv) Sections  3.2, 3.3, 3.4, 3.5, 3.8, 3.10,  3.11,  3.12,  3.13, 3.14, 3.16,
3.19 and 3.21;  (v) the  rights,  obligations  and immunities of the Indenture
Trustee  hereunder  (including  the  rights  of the  Indenture  Trustee  under
Section 6.7 and the  obligations  of the Indenture  Trustee under Sections 4.2 and 4.4);  and (vi) the  rights of Noteholders  as  beneficiaries  hereof with respect to the property so deposited  with the  Indenture  Trustee  payable to all or any of  them,  and  the  Indenture  Trustee,  on  demand  of and at the expense  of the Owner  Trustee  from the Owner  Trust  Estate,  shall  execute proper instruments acknowledging  satisfaction and discharge of this Indenture with respect to the Notes, if:

            (a)   either:

                        (1)   all   Notes   theretofore    authenticated   and
            delivered (other than (A) Notes that have been destroyed,  lost or stolen and that have been  replaced or paid as provided in Section
            2.5 and (B) Notes for whose  payment  money has  theretofore  been deposited  in trust or  segregated  and held in trust by the Owner
            Trustee and  thereafter  repaid to the Owner Trustee or discharged from such trust,  as provided in Section 3.3) have been  delivered to the Indenture Trustee for cancellation; or

                        (2)   all Notes not theretofore delivered to  the
                              Indenture Trustee for cancellation:

                              (A)   have become due and payable,

                              (B)   will be due and payable respective Final
                                    Scheduled Distribution Dates within one
                                    year, or

                              (C)   are to be  called  for  redemption  within
                                    one year under  arrangements  satisfactory
                                    to the Indenture Trustee for the giving of
                                    notice of redemption by the Indenture
                                    Trustee in the name, and at the expense,
                                    of the Owner Trustee from the Owner Trust
                                    Estate,

and the Owner Trustee, in the case of (A), (B) or (C) of subsection  4.1(a)(2)
above,  has irrevocably  deposited or caused to be irrevocably  deposited with the Indenture Trustee cash or direct obligations of or obligations  guaranteed by the United  States of America  (which  will  mature  prior to the date such amounts are payable),  in trust for such purpose,  in an amount  sufficient to pay and  discharge the entire  unpaid  principal and accrued  interest on such
Notes not  theretofore  delivered to the  Indenture  Trustee for  cancellation when due on the  Final  Scheduled  Distribution  Date  for  such  Notes or the
Redemption  Date for such Notes (if such Notes are to be called for redemption pursuant to Section 10.1(a)), as the case may be;

            (b)   the  Owner  Trustee  has paid or caused to be paid all other sums payable hereunder by the Owner Trustee; and

            (c)   the Owner Trustee has delivered to the Indenture  Trustee an
Officer's  Certificate  of the Owner  Trustee,  an Opinion of Counsel  and (if
required by the TIA or the Indenture Trustee) an Independent  Certificate from
a  firm  of  certified  public   accountants,   each  meeting  the  applicable
requirements   of  Section  11.1(a)  and  each  stating  that  all  conditions precedent  herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with.

            SECTION IV.2            Application  of Trust  Money.  All  monies
deposited with the Indenture  Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this Indenture,  to the payment,  either directly or through any Paying Agent, as the  Indenture  Trustee may  determine,  to the  Holders of the  particular
Notes for the payment or redemption  of which such monies have been  deposited with the  Indenture  Trustee,  of all sums due and to become due  thereon  for principal  and  interest;  but such monies need not be  segregated  from other funds  except to the extent  required  herein or in the Pooling and  Servicing
Agreement or by applicable law.

            SECTION IV.3            Repayment   of  Monies  Held  by  Paying
Agent.  In connection  with the  satisfaction  and discharge of this Indenture with respect to each class of Notes,  all monies then held by any Paying Agent other than the Indenture  Trustee under the  provisions of this Indenture with respect to each such class of Notes shall,  upon demand of the Owner  Trustee, be paid to the Indenture  Trustee to be held and applied  according to Section
3.3 and  thereupon  such  Paying  Agent  shall be  released  from all  further liability with respect to such monies.

            SECTION IV.4            Duration of Position of Indenture Trustee
for Benefit of  Certificateholders.  Notwithstanding  (i) the earlier  payment in full of all principal and interest due to the  Noteholders  under the terms of Notes of each  class,  (ii) the  cancellation  of such  Notes  pursuant  to
Section  2.8  and  (iii)  the  discharge  of the  Indenture  Trustee's  duties hereunder with respect to such Notes, the Indenture  Trustee shall continue to act in the  capacity as  Indenture  Trustee  hereunder  for the benefit of the
Certificateholders   and  the  Indenture  Trustee,  for  the  benefit  of  the
Certificateholders,  shall comply with its  obligations  under  Sections 5.01,
8.02 and 8.03 of the Pooling and Servicing  Agreement,  as appropriate,  until such time as all  distributions in respect of the Certificates  have been paid in full.

                                   ARTICLE V
                             DEFAULT AND REMEDIES

            SECTION V.1       Events  of  Default.  For the  purposes  of this
Indenture,  "Event of  Default"  wherever  used  herein,  means any one of the following events:

            (a)   failure  to pay any  interest  on any  Note as and  when the same becomes due and payable,  and such default shall continue  unremedied for a period of five (5) days; or

            (b)   except as set forth in  Section  5.1(c),  failure to pay any instalment  of the  principal of any Note as and when the same becomes due and payable,  and such default shall  continue  unremedied  for a period of thirty
(30) days after there shall have been given,  by registered or certified mail, to the Owner Trustee and the Seller (or the Servicer,  as  applicable)  by the
Indenture Trustee or to the Owner Trustee and the Seller (or the Servicer,  as
applicable)  and the  Indenture  Trustee by the Holders of at least 25% of the
Outstanding  Amount of the Voting  Notes,  a written  notice  specifying  such default,  demanding  that it be  remedied  and  stating  that such notice is a
"Notice of Default" hereunder; or

            (c)   failure to pay in full the outstanding  principal balance of any class of Notes by the Final  Scheduled  Distribution  Date for such class;
or

            (d)   default in the  observance  or  performance  in any material respect  of any  covenant  or  agreement  of the  Owner  Trustee  made in this
Indenture (other than a covenant or agreement,  a default in the observance or performance  of which is  specifically  dealt with  elsewhere  in this Section
5.1)  which  failure  materially  and  adversely  affects  the  rights  of the
Noteholders,  and such default shall  continue or not be cured for a period of thirty  (30)  days  after  there  shall  have been  given,  by  registered  or certified  mail,  to the Owner  Trustee  and the Seller (or the  Servicer,  as
applicable)  by the  Indenture  Trustee or to the Owner Trustee and the Seller
(or the Servicer,  as applicable) and the Indenture  Trustee by the Holders of at least 25% of the  Outstanding  Amount of the Voting Notes, a written notice specifying  such default,  demanding that it be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (e)   the  filing  of a decree  or  order  for  relief  by a court having  jurisdiction  in the  premises  in  respect  of the Trust or the Owner
Trust  Estate  or  any  substantial  part  of the  Owner  Trust  Estate  in an involuntary case under any applicable federal or state bankruptcy,  insolvency or other  similar law now or  hereafter in effect,  or  appointing a receiver, liquidator,  assignee, custodian, trustee, sequestrator or similar official of the Trust or the Owner Trust Estate  (other than as Owner  Trustee) or for any
substantial  part  of  the  Trust  Estate,   or  ordering  the  winding-up  or
liquidation  of the Trust's  affairs,  and such  decree or order shall  remain unstayed and in effect for a period of sixty (60) consecutive days; or

            (f)   the  commencement  by the  Owner  Trustee,  on behalf of the
Trust, of a voluntary case under any applicable  federal or state  bankruptcy, insolvency or other similar law now or hereafter in effect,  or the consent by the  Owner  Trustee,  on  behalf  of the  Trust,  to the entry of an order for relief in an involuntary  case under any such law, or the consent by the Owner
Trustee,  on behalf of the Trust, to the appointment or taking possession by a receiver,  liquidator,  assignee,  custodian, trustee, sequestrator or similar official of the Trust or Owner  Trust  Estate or for any  substantial  part of the Owner Trust Estate,  or the making by the Owner Trustee,  on behalf of the
Trust, of any general  assignment of the Owner Trust Estate for the benefit of creditors,  or the failure by the Owner Trustee  generally to pay the debts of the Trust from the Owner Trust  Estate as such debts become due, or the taking of action by the Owner Trustee in furtherance of any of the foregoing.

The Owner  Trustee shall  deliver to the  Indenture  Trustee,  within five (5)
Business Days after learning of the occurrence thereof,  written notice in the form of an Officer's  Certificate  of any Default  under Section  5.1(d),  its status and what  action the Owner  Trustee is taking or  proposes to take with respect thereto.

            SECTION V.2     Acceleration of Maturity; Rescission and Annulment.

            (a)   If an Event of Default should occur and be continuing,  then and in every such case,  unless the  principal  amount of the Notes shall have already  become due and payable,  either the Indenture  Trustee or the Holders of Notes  representing  not less than a majority of the Outstanding  Amount of the Voting Notes may declare all the Notes to be immediately  due and payable, by a notice in writing to the Owner Trustee (and to the  Indenture  Trustee if
given by the  Noteholders)  setting forth the Event or Events of Default,  and upon any such  declaration the unpaid  principal  amount of the Notes together with accrued and unpaid  interest  thereon  through the date of  acceleration, shall become immediately due and payable.

            (b)   At any  time  after  such  declaration  of  acceleration  of maturity  of the Notes  has been  made and  before a  judgment  or decree  for payment  of the  money  due  thereunder  has been  obtained  by the  Indenture
Trustee  as  hereinafter  provided  in this  Article  V, the  Holders of Notes representing not less than a majority of the Outstanding  Amount of the Voting
Notes, by written notice to the Owner Trustee and the Indenture  Trustee,  may rescind and annul such  declaration and its  consequences  with respect to the
Notes;  provided,  that no such  rescission  and annulment  shall extend to or affect  any  subsequent  or other  Default  or  impair  any  right  consequent thereto;  and  provided  further,  that if the  Indenture  Trustee  shall have proceeded  to enforce  any right  under this  Indenture  and such  proceedings shall have been  discontinued  or  abandoned  because of such  rescission  and annulment  or for any  other  reason,  or such  proceedings  shall  have  been determined  adversely to the Indenture  Trustee,  then and in every such case, the Indenture Trustee, the Owner Trustee and the Noteholders,  as the case may be,  shall be  restored  to  their  respective  former  positions  and  rights hereunder,  and all rights,  remedies and powers of the Indenture Trustee, the
Owner  Trustee  and the  Noteholders,  as the case may be,  shall  continue as though no such proceedings had been commenced.

            SECTION V.3       Collection  of  Indebtedness   and  Suits  for
Enforcement by Indenture Trustee.

            (a)   The Owner  Trustee  covenants  that if there  shall occur an
Event of Default under Sections  5.1(a),  (b) or (c), the Owner Trustee shall, upon demand of the Indenture Trustee,  pay to the Indenture  Trustee,  for the
benefit of the  Noteholders  from the Owner Trust  Estate in  accordance  with their respective  outstanding  principal  amounts,  the entire amount then due and payable on the Notes for  principal and  interest,  with interest  through the date of such  payment  on the  overdue  principal  amount of each class of
Notes, at the rate applicable to such class of Notes,  and in addition thereto such further  amount as shall be sufficient to cover the costs and expenses of collection,  including the reasonable  compensation,  expenses,  disbursements and advances of the Indenture Trustee and its agents and counsel.

            (b)   If the  Owner  Trustee  shall  fail  forthwith  to pay  such amounts from the Owner Trust Estate upon such demand,  the Indenture  Trustee, in its  own  name  and  as  trustee  of an  express  trust,  may  institute  a
Proceeding  for  the  collection  of the  sums  so due  and  unpaid,  and  may prosecute  such  Proceeding to judgment or final  decree,  and may enforce the same  against the Owner  Trustee and the Owner Trust  Estate or other  obligor upon such Notes and collect in the manner  provided by law out of the property of the Owner Trust Estate,  wherever situated,  the monies adjudged or decreed to be payable.

            (c)  If  an  Event  of  Default  occurs  and  is  continuing,  the
Indenture  Trustee may, as more  particularly  provided in Section 5.4, in its discretion,  proceed to protect  and  enforce its rights and the rights of the
Noteholders,  by such appropriate  Proceedings as the Indenture  Trustee shall deem most  effective to protect and enforce any such  rights,  whether for the specific  enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power  granted  herein,  or to enforce any other proper remedy or legal or  equitable  right vested in the  Indenture  Trustee by this
Indenture or by applicable law.

            (d)   If there shall be pending,  relative to the Owner Trustee or the  Owner  Trust  Estate or any other  obligor  upon the Notes or any  Person having or claiming an  ownership  interest  in the Trust  Estate,  Proceedings under Title 11 of the United  States Code or any other  applicable  federal or state bankruptcy,  insolvency or other similar law, or if a receiver, assignee or  trustee in  bankruptcy  or  reorganization,  liquidator,  sequestrator  or similar  official  shall have been  appointed  for or taken  possession of the
Trust or the Owner Trust Estate or such other Person,  or in case of any other comparable  judicial  Proceedings  relative to the Owner  Trustee or the Owner
Trust Estate,  or to the creditors or property of the Owner Trust Estate,  the
Indenture  Trustee,  irrespective  of whether the principal of any Notes shall then be due and payable as therein  expressed or by  declaration  or otherwise and  irrespective of whether the Indenture  Trustee shall have made any demand pursuant  to the  provisions  of this  Section  5.3,  shall  be  entitled  and empowered, by intervention in such Proceedings or otherwise:

                   (i)  to file and  prove a claim or  claims  for the  entire amount of the  unpaid  principal  and  interest  owing in respect of the
      Notes and to file such other  papers or documents as may be necessary or advisable  in  order  to  have  the  claims  of  the  Indenture  Trustee
      (including  any  claim  for  reasonable  compensation  to the  Indenture
      Trustee  and each  predecessor  trustee,  and their  respective  agents, attorneys  and  counsel,  and  for  reimbursement  of all  expenses  and liabilities  incurred,  and all advances made, by the Indenture  Trustee and each  predecessor  trustee,  except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii)  unless  prohibited by applicable law and  regulations, to vote on behalf of the Holders of Notes in any  election of a trustee, a standby  trustee or Person  performing  similar  functions in any such
      Proceedings;

                 (iii)  to collect and  receive  any monies or other  property payable or  deliverable on any such claims and to distribute all amounts received  with  respect  to the  claims  of the  Noteholders  and of the
      Indenture Trustee on their behalf; and

                  (iv)  to file  such  proofs  of claim  and  other  papers or documents  as may be  necessary or advisable in order to have the claims of the  Indenture  Trustee  or  the  Holders  of  Notes  allowed  in any judicial  proceedings  relative to the Owner  Trustee or the Owner Trust
      Estate, its creditors and its property;

and any trustee, receiver, liquidator,  custodian or other similar official in any such Proceeding is hereby  authorized by each of such  Noteholders to make payments  to the  Indenture  Trustee,  and,  if the  Indenture  Trustee  shall consent to the making of payments directly to such Noteholders,  to pay to the
Indenture  Trustee such  amounts as shall be  sufficient  to cover  reasonable compensation  to the Indenture  Trustee,  each  predecessor  trustee and their
respective  agents,   attorneys  and  counsel,  and  all  other  expenses  and
liabilities  incurred,  and all advances  made, by the  Indenture  Trustee and each predecessor trustee, except as a result of negligence or bad faith.

            (e)   Nothing  herein  contained  shall be deemed to authorize the
Indenture  Trustee to  authorize  or consent to or vote for or accept or adopt
on  behalf  of  any  Noteholder  any  plan  of  reorganization,   arrangement,
adjustment  or  composition  affecting  the Notes or the  rights of any Holder thereof or to authorize the Indenture  Trustee to vote in respect of the claim of any Noteholder in any such  proceeding  except,  as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

            (f)   All  rights of action  and of  asserting  claims  under this
Indenture,  or  under  any of the  Notes,  may be  enforced  by the  Indenture
Trustee  without the possession of any of the Notes or the production  thereof in any trial or other Proceedings  relative thereto,  and any such Proceedings instituted  by the  Indenture  Trustee  shall  be  brought  in its own name as trustee of an express  trust,  and any  recovery of  judgment,  subject to the payment of the  expenses,  disbursements  and  compensation  of the  Indenture
Trustee,  each predecessor  trustee and their respective agents and attorneys, shall be applied in accordance with Section 5.4(b).

            (g)   In any  Proceedings  brought by the  Indenture  Trustee (and also any  Proceedings  involving the  interpretation  of any provision of this
Indenture to which the  Indenture  Trustee  shall be a party),  the  Indenture
Trustee  shall be held to represent all the  Noteholders,  and it shall not be necessary to make any Noteholder a party to any such Proceedings.

            SECTION V.4       Remedies; Priorities.

            (a)   If  an  Event  of  Default   shall  have   occurred  and  be
continuing  and the Notes have been  accelerated  under  Section  5.2(a),  the
Indenture  Trustee  may do one or more of the  following  (subject  to Section
5.5):

                   (i)  institute  Proceedings  in its own name and as trustee of an  express  trust for the  collection  of all  amounts  then due and payable  on the Notes or under  this  Indenture  with  respect  thereto, whether  by  declaration  of  acceleration  or  otherwise,  enforce  any judgment  obtained,  and  collect  from the Owner  Trustee  or the Owner
      Trust Estate and any other obligor upon such Notes monies adjudged due;

                  (ii)  institute  Proceedings  from  time  to  time  for  the complete or partial  foreclosure  of this  Indenture with respect to the
      Trust Estate;

                 (iii)  exercise  any  remedies  of a secured  party under the
      UCC and take any other  appropriate  action to protect  and  enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                  (iv)  sell  the  Trust  Estate  or any  portion  thereof  or rights or  interest  therein,  at one or more  public or  private  sales called and  conducted  in any manner  permitted  by law or elect to have the Owner Trustee  maintain  possession of the  Receivables and continue to  apply  collections  on such  Receivables  as if  there  had  been no declaration  of  acceleration;  provided,  however,  that the  Indenture
      Trustee may not sell or otherwise  liquidate the Trust Estate  following an Event of  Default  and  acceleration  of the  Notes,  unless  (A) the
      Holders of all of the aggregate  Outstanding Amount of the Notes consent thereto,  (B) the proceeds of such sale or liquidation  distributable to the  Noteholders  are  sufficient  to discharge in full the principal of and the accrued  interest  on the Notes,  in each case as of the date of such sale or  liquidation  or (C) (i) there has been an Event of Default under Section 5.1(a),  (b) or (c) or otherwise arising from a failure to make a required  payment of principal on any Notes,  (ii) the  Indenture
      Trustee  determines  that the Trust  Estate will not continue to provide sufficient  funds for the payment of  principal  of and  interest on the
      Notes as and when they would  have  become due if the Notes had not been declared due and payable and  (iii) the  Indenture  Trustee  obtains the consent of Holders of a majority of the aggregate  Outstanding Amount of the Voting Notes.  In  determining  such  sufficiency  or  insufficiency with  respect to clauses (B) and (C),  the  Indenture  Trustee  may, but need not,  obtain and rely upon an opinion of an Independent  investment banking or accounting firm of national  reputation as to the feasibility of such proposed  action and as to the  sufficiency  of the Trust Estate for such purpose.

            (b)   If the  Indenture  Trustee  collects  any money or  property pursuant  to this  Article  V, it  shall  pay out or  deposit  such  money  or property in the following order:

                  FIRST:  to the  Indenture  Trustee  for  amounts  due  under
Section 6.7; and

                  SECOND:   to  the  Collection   Account,   for  distribution
pursuant to Section 9.02 of the Pooling and  Servicing  Agreement  and Section
 8.2(c).

            SECTION V.5       Optional  Preservation  of the Trust Estate.  If
the Notes  have been  declared  to be due and  payable  under  Section  5.2(a)
following an Event of Default and such declaration and its  consequences  have not been  rescinded  and  annulled in  accordance  with  Section  5.2(b),  the
Indenture Trustee may, but need not, elect to take and maintain  possession of the Trust Estate.  It is the desire of the parties hereto and the  Noteholders that there be at all times  sufficient  funds for the payment of  principal of and interest on the Notes,  and the  Indenture  Trustee shall take such desire into account when determining  whether or not to take and maintain  possession of the Trust Estate.  In determining  whether to take and maintain  possession of the Trust Estate,  the Indenture Trustee may, but need not, obtain and rely upon an opinion of an  Independent  investment  banking or accounting  firm of national  reputation as to the  feasibility of such proposed  action and as to the sufficiency of the Trust Estate for such purpose.

            SECTION V.6       Limitation  of  Suits.  No  Holder  of any  Note
shall have any right to institute any Proceeding,  judicial or otherwise, with respect to this  Indenture,  or for the  appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                   (i)  such Holder has  previously  given  written  notice to the Indenture Trustee of a continuing Event of Default;

                  (ii)  the  Holders  of not less than 25% of the  Outstanding
      Amount of the Voting  Notes have made written  request to the  Indenture
      Trustee  to  institute  such  Proceeding  in  respect  of such  Event of
      Default in its own name as Indenture Trustee hereunder;

                 (iii)  such Holder or Holders have  offered to the  Indenture
      Trustee   reasonable   indemnity   against  the  costs,   expenses   and
      liabilities to be incurred in complying with such request;

                  (iv)  the  Indenture  Trustee  for 60 days after its receipt of such notice,  request and offer of indemnity  has failed to institute such Proceedings; and

                   (v)  no direction  inconsistent  with such written  request has been given to the  Indenture  Trustee  during such 60-day  period by the Holders of a majority of the Outstanding Amount of the Voting Notes;

it being  understood  and  intended  that no Holder or Holders of Notes  shall have any right in any manner  whatsoever  by virtue of, or by availing of, any provision of this Indenture to affect,  disturb or prejudice the rights of any other  Holders  of  Notes  or to  obtain  or to seek  to  obtain  priority  or preference  over any other Holders of Notes or to enforce any right under this
Indenture,  except in the manner  herein  provided and for the equal,  ratable
(on the basis of the  respective  aggregate  amount of principal and interest, respectively,  due and unpaid on the Notes held by each Noteholder) and common benefit  of  all  Noteholders.  For  the  protection  and  enforcement  of the provisions  of this Section 5.6, each and every  Noteholder  shall be entitled to such relief as can be given either at law or in equity.

            If  the   Indenture   Trustee   shall   receive   conflicting   or
inconsistent  requests  and  indemnity  from two or more  groups of Holders of
Notes,  each  representing  less than a majority of the Outstanding  Amount of the Voting Notes,  the Indenture  Trustee in its sole discretion may determine what action, if any, shall be taken,  notwithstanding  any other provisions of this Indenture.

            SECTION V.7       Unconditional  Rights of Noteholders To Receive
Principal  and  Interest.   Notwithstanding   any  other  provisions  in  this
Indenture,  the Holder of any Note shall have the right, which is absolute and unconditional,  to receive  payment of the  principal  of and interest on such
Note on or after the  respective  due dates thereof  expressed in such Note or in this Indenture (or, in the case of redemption,  if applicable,  on or after the  Redemption  Date) and to institute  suit for the  enforcement of any such payment,  and such right  shall not be  impaired  without  the consent of such
Holder.

            SECTION V.8       Restoration  of  Rights  and  Remedies.  If  the
Indenture  Trustee or any  Noteholder has instituted any Proceeding to enforce any  right  or  remedy  under  this  Indenture  and such  Proceeding  has been discontinued or abandoned for any reason or has been  determined  adversely to the Indenture  Trustee or to such Noteholder,  then and in every such case the
Owner  Trustee,  the  Owner  Trust  Estate,  the  Indenture  Trustee  and  the
Noteholders  shall,  subject  to any  determination  in  such  Proceeding,  be restored  severally  to  their  respective  former  positions  hereunder,  and
thereafter  all  rights  and  remedies  of  the  Indenture   Trustee  and  the
Noteholders shall continue as though no such Proceeding had been instituted.

            SECTION V.9       Rights  and  Remedies  Cumulative.  No  right or
remedy herein  conferred  upon or reserved to the Indenture  Trustee or to the
Noteholders  is intended  to be  exclusive  of any other right or remedy,  and every right and remedy  shall,  to the extent  permitted by law, be cumulative and in  addition to every other  right and remedy  given  hereunder  or now or hereafter  existing  at  law or in  equity  or  otherwise.  The  assertion  or employment of any right or remedy hereunder,  or otherwise,  shall not prevent the  concurrent  assertion or  employment  of any other  appropriate  right or remedy.

            SECTION V.10      Delay  or  Omission  Not a  Waiver.  No delay or
omission of the  Indenture  Trustee or any Holder of any Note to exercise  any right or remedy  accruing  upon any  Default  shall  impair  any such right or remedy  or  constitute  a  waiver  of  any  such  Default  or an  acquiescence therein.  Every  right  and  remedy  given by this  Article V or by law to the
Indenture  Trustee or to the  Noteholders  may be exercised from time to time, and as often as may be deemed  expedient,  by the Indenture  Trustee or by the
Noteholders, as the case may be.

            SECTION V.11      Control  by   Noteholders.   The  Holders  of  a
majority  of the  Outstanding  Amount of the Voting  Notes  shall,  subject to
provision  being  made  for  indemnification   against  costs,   expenses  and
liabilities in a form  satisfactory to the Indenture  Trustee,  have the right to direct the time,  method and place of  conducting  any  Proceeding  for any remedy  available  to the  Indenture  Trustee  with  respect  to the  Notes or exercising any trust or power  conferred on the Indenture  Trustee;  provided, however, that:

                   (i)  such direction  shall not be in conflict with any rule of law or with this Indenture;

                  (ii)  subject  to the  express  terms of  Section  5.4,  any direction  to the  Indenture  Trustee  to sell or  liquidate  the  Trust
      Estate  shall  be by the  Holders  of  Notes  representing  100%  of the
      Outstanding Amount of the Notes;

                 (iii)  if the  conditions  set forth in Section 5.5 have been satisfied  and the Indenture  Trustee  elects to retain the Trust Estate pursuant to Section 5.5, then any direction to the Indenture  Trustee by
      Holders of Notes  representing less than 100% of the Outstanding  Amount of the Notes to sell or liquidate  the Trust Estate shall be of no force and effect; and

                  (iv)  the  Indenture  Trustee  may  take  any  other  action deemed proper by the  Indenture  Trustee that is not  inconsistent  with such direction;

provided,  however,  that,  subject to Section 6.1, the Indenture Trustee need not take any action that it  determines  might cause it to incur any liability
(a) with respect to which the Indenture Trustee shall have reasonable  grounds to believe that adequate  indemnity  against such  liability in not assured to it  and  (b)  which  might  materially  adversely  affect  the  rights  of any
Noteholders not consenting to such action.

            SECTION V.12      Waiver of Past Defaults.

            (a)   Prior  to  the  declaration  of  the   acceleration  of  the
maturity of the Notes as provided in Section  5.2(a),  the Holders of not less than a majority of the  Outstanding  Amount of the Voting  Notes may waive any past  Default  and its  consequences  except a Default  (i) in the  payment of principal of or interest on any of the Notes or (ii) in  respect of a covenant or provision  hereof  which cannot be modified or amended  without the consent of the  Holder  of each  Note.  In the  case of any  such  waiver,  the  Owner
Trustee,  the Owner Trust Estate,  the Indenture  Trustee and the  Noteholders
shall be restored to their respective  former positions and rights  hereunder;
but no such waiver shall extend to or affect any  subsequent  or other Default or impair any right consequent thereto.

            (b)   Upon any such waiver,  such Default shall cease to exist and be  deemed  to have  been  cured  and not to have  occurred,  and any Event of
Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every  purpose of this  Indenture  and for  purposes of Section
8.01(b) of the  Pooling and  Servicing  Agreement;  but no such  waiver  shall extend  to or affect  any  subsequent  or other  Default  or impair  any right consequent thereto.

            SECTION V.13      Undertaking  for  Costs.  All  parties  to  this
Indenture  agree,  and each  Holder  of any Note by such  Holder's  acceptance thereof shall be deemed to have agreed,  that any court may in its  discretion require,  in any Proceeding  for the  enforcement of any right or remedy under this  Indenture,  or in any Proceeding  against the Indenture  Trustee for any action  taken,  suffered or omitted by it as Trustee,  the filing by any party litigant  in  such  Proceeding  of an  undertaking  to pay the  costs  of such
Proceeding,  and that  such  court  may in its  discretion  assess  reasonable costs,  including  reasonable  attorneys' fees,  against any party litigant in such Proceeding,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the  provisions of this Section
5.13 shall not apply to:

            (a)   any Proceeding instituted by the Indenture Trustee;

            (b)   any  Proceeding  instituted by any  Noteholder,  or group of
Noteholders,  in each  case  holding  in the  aggregate  more  than 10% of the
Outstanding Amount of the Voting Notes; or

            (c)   any   Proceeding   instituted  by  any  Noteholder  for  the
enforcement  of the  payment of  principal  of or  interest  on any Note on or after the  respective  due dates  expressed in such Note and in this Indenture
(or, in the case of redemption, on or after the Redemption Date).

            SECTION V.14      Waiver  of Stay or  Extension  Laws.  The  Owner
Trustee  covenants  (to the extent  that it may  lawfully do so) that it shall not at any time insist upon,  or plead or in any manner  whatsoever,  claim or take the benefit or advantage of, any stay or extension law wherever  enacted, now or at  any  time  hereafter  in  force,  that  may  adversely  affect  the covenants or the  performance  of this  Indenture.  The Owner  Trustee (to the extent  that it may  lawfully  do so) hereby  expressly  waives all benefit or advantage of any such law, and  covenants  that it shall not hinder,  delay or impede the  execution of any power herein  granted to the  Indenture  Trustee, but shall  suffer and permit  the  execution  of every such power as though no such law had been enacted.

            SECTION V.15      Action on Notes.  The Indenture  Trustee's right
to seek and recover  judgment on the Notes or under this  Indenture  shall not be affected by the  seeking,  obtaining  or  application  of any other  relief under or with respect to this  Indenture.  Neither the lien of this  Indenture nor any rights or remedies of the Indenture  Trustee or the Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee  against the Owner  Trustee or the Owner Trust  Estate or by the levy of any  execution under such  judgment  upon any portion of the Trust  Estate or upon any of the assets of the Owner  Trust  Estate.  Any money or  property  collected  by the
Indenture Trustee shall be applied in accordance with Section 5.4(b).

            SECTION V.16      Performance   and   Enforcement   of   Certain
Obligations.

            (a)   Promptly  following a request from the Indenture  Trustee to do so and at the  Administrator's  expense,  the Owner Trustee  agrees to take all such  lawful  action as the  Indenture  Trustee  may  request to compel or secure the  performance and observance by the Seller and the Servicer of their respective  obligations  to the Owner Trustee under or in connection  with the
Pooling and Servicing  Agreement  and the Purchase  Agreement or by NFC of its
obligations  under or in connection with the Purchase  Agreement in accordance with the terms thereof, and to exercise any and all rights,  remedies,  powers and privileges  lawfully available to the Owner Trustee under or in connection with the Pooling and  Servicing  Agreement  and the Purchase  Agreement to the
extent and in the manner  directed by the  Indenture  Trustee,  including  the transmission of notices of default on the part of the Seller,  the Servicer or
NFC  thereunder  and the  institution  of legal or  administrative  actions or proceedings  to compel or secure  performance  by the Seller,  the Servicer or
NFC of each of their  respective  obligations  under the Pooling and Servicing
Agreement and the Purchase Agreement.

            (b)   If an Event of Default has occurred and is  continuing,  the
Indenture  Trustee may, and, at the  direction  (which  direction  shall be in writing or by telephone  (confirmed in writing  promptly  thereafter))  of the
Holders of  66-2/3%  of the  Outstanding  Amount of the  Voting  Notes  shall, exercise  all rights,  remedies,  powers,  privileges  and claims of the Owner
Trustee  against the Seller or the Servicer  under or in  connection  with the
Pooling and  Servicing  Agreement  and the Purchase  Agreement,  including the right  or  power to take  any  action  to  compel  or  secure  performance  or observance by the Seller or the Servicer of each of their  obligations  to the
Owner Trustee thereunder and to give any consent,  request, notice, direction, approval,  extension or waiver under the Pooling and  Servicing  Agreement and the  Purchase  Agreement,  and any  right of the  Owner  Trustee  to take such action shall be suspended.

            (c)   [Reserved.]

            (d)   If an Event of Default has occurred and is  continuing,  the
Indenture  Trustee may, and, at the  direction  (which  direction  shall be in writing or by telephone  (confirmed in writing  promptly  thereafter))  of the
Holders of  66-2/3%  of the  Outstanding  Amount of the  Voting  Notes  shall, exercise all rights,  remedies,  powers,  privileges  and claims of the Seller against NFC under or in connection with the Purchase Agreement,  including the right  or  power to take  any  action  to  compel  or  secure  performance  or observance by NFC of each of its  obligations to the Seller  thereunder and to give any consent,  request, notice, direction,  approval,  extension or waiver under the Purchase Agreement,  and any right of the Seller to take such action shall be suspended.

                                  ARTICLE VI
                             THE INDENTURE TRUSTEE

            SECTION VI.1            Duties of Indenture Trustee.

            (a)   If an Event of Default has occurred and is  continuing,  the
Indenture  Trustee  shall  exercise the rights and powers vested in it by this
Indenture  and use the same  degree of care and skill in their  exercise  as a prudent  person would exercise or use under the  circumstances  in the conduct of such person's own affairs.

            (b)   Except during the continuance of an Event of Default:

                   (i)  the  Indenture  Trustee  undertakes  to  perform  such duties  and only  such  duties  as are  specifically  set  forth in this
      Indenture  and  the  Pooling  and  Servicing  Agreement  and no  implied covenants or obligations shall be read into this Indenture,  the Pooling and  Servicing  Agreement  or  any  other  Basic  Document  against  the
      Indenture Trustee; and

                  (ii)  in  the  absence  of  bad  faith  on  its  part,   the
      Indenture  Trustee  may  conclusively  rely,  as to  the  truth  of  the statements and the correctness of the opinions expressed  therein,  upon
      certificates  or  opinions   furnished  to  the  Indenture  Trustee  and
      conforming to the  requirements  of this Indenture;  provided,  however, that the Indenture  Trustee shall examine the  certificates and opinions to determine whether or not they conform to any applicable  requirements of this Indenture.

            (c)   The  Indenture  Trustee may not be relieved  from  liability for its own  negligent  action,  its own  negligent  failure to act or its own wilful misconduct, except that:

                   (i)  this  Section  6.1(c)  does not  limit  the  effect of
      Section 6.1(b);

                  (ii)  the  Indenture  Trustee  shall not be  liable  for any error of judgment made in good faith by a Responsible  Officer unless it is proved that the Indenture  Trustee was negligent in ascertaining  the pertinent facts; and

                 (iii)  the  Indenture   Trustee  shall  not  be  liable  with
      respect  to any  action  it  takes  or  omits  to take in good  faith in accordance with a direction received by it pursuant to Section 5.11.

            (d)   The   Indenture    Trustee   shall   not   be   liable   for
interest  on any money  received  by it except as the  Indenture  Trustee  may agree in writing with the Owner Trustee.

            (e)  Money  held  in  trust  by the  Indenture  Trustee  need  not be  segregated  from other funds  except to the extent  required by law or the terms of this Indenture or the Pooling and Servicing Agreement.

            (f)  No   provision   of  this   Indenture   shall   require   the
Indenture  Trustee  to  expend  or  risk  its own  funds  or  otherwise  incur financial  liability in the  performance of any of its duties  hereunder or in the  exercise  of any of its  rights or powers,  if it shall  have  reasonable grounds  to  believe  that  repayments  of such  funds or  adequate  indemnity against such risk or liability is not reasonably assured to it.

            (g) The  Indenture  Trustee  shall  reimburse  the  Seller and any director,  officer,  employee  or  agent  of the  Seller  for any  contractual damages,  liability or expense  incurred by reason of the Indenture  Trustee's
willful  misfeasance,   bad  faith  or  gross  negligence  (except  errors  in
judgment) in the  performance of its duties under any of the Further  Transfer
and  Servicing  Agreements,   or  by  reason  of  reckless  disregard  of  its
obligations  and  duties  under  any of the  Further  Transfer  and  Servicing
Agreements.

            (h)  Every   provision   of  this   Indenture   relating   to  the
Indenture  Trustee shall be subject to the  provisions of this Section 6.1 and to the provisions of the TIA.

            SECTION VI.2            Rights of Indenture Trustee.

            (a)   The   Indenture   Trustee   may   rely   on   any   document
believed  by it to be  genuine  and to have been  signed or  presented  by the proper Person.  The Indenture  Trustee need not investigate any fact or matter stated in the document.

            (b)       Before  the  Indenture  Trustee  acts or  refrains  from
acting,  it may require an Officer's  Certificate from the Owner Trustee or an
Opinion of Counsel  that such action or  omission  is required or  permissible hereunder.  The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such  Officer's  Certificate  or
Opinion of Counsel.

            (c)       The  Indenture  Trustee may execute any of the trusts or
powers  hereunder  or perform any duties  hereunder  either  directly or by or through  agents or  attorneys  or a custodian  or nominee,  and the  Indenture
Trustee shall not be responsible  for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney,  custodian or nominee appointed with due care by it hereunder.

            (d)       The  Indenture  Trustee  shall  not be  liable  for  any
action  it  takes  or omits to take in good  faith  which  it  believes  to be authorized  or  within  its  rights or  powers;  provided,  however,  that the
Indenture Trustee's conduct does not constitute wilful misconduct,  negligence or bad faith.

            (e)       The Indenture Trustee may consult with counsel,  and the
advice or opinion of counsel  with respect to legal  matters  relating to this
Indenture  and  the  Notes  shall  be  full  and  complete  authorization  and protection from liability in respect to any action taken,  omitted or suffered by it hereunder in good faith and in accordance  with the advice or opinion of such counsel.

            SECTION VI.3            Indenture   Trustee  May  Own  Notes.  The
Indenture  Trustee  in its  individual  or any other  capacity  may become the owner or pledgee of Notes and may otherwise deal with the Owner  Trustee,  the
Servicer or any of their  respective  Affiliates with the same rights it would have if it were not Indenture Trustee;  provided,  however, that the Indenture
Trustee  shall comply with  Sections  6.10 and 6.11.  Any Paying  Agent,  Note
Registrar, co-registrar or co-paying agent may do the same with like rights.

            SECTION VI.4            Indenture   Trustee's   Disclaimer.    The
Indenture  Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this  Indenture  or the Notes,  it shall not be accountable  for the Owner  Trustee's use of the proceeds from the Notes,  and it shall not be  responsible  for any  statement  of the Owner  Trustee in the
Indenture or in any document  issued in connection  with the sale of the Notes
or  in  the  Notes  other  than  the  Indenture   Trustee's   certificate   of
authentication.

            SECTION VI.5            Notice of  Defaults.  If a Default  occurs
and  is  continuing  and  if it is  known  to a  Responsible  Officer  of  the
Indenture Trustee,  the Indenture Trustee shall mail to each Noteholder notice of the  Default  within  30  days  after  such  Responsible  Officer  obtained knowledge  of such  Default.  Except in the case of a Default  in  payment  of principal of or interest on any Note,  the Indenture  Trustee may withhold the notice  if and so long as a  committee  of its  Responsible  Officers  in good
faith   determines  that  withholding  the  notice  is  in  the  interests  of
Noteholders.

            SECTION VI.6            Reports by  Indenture  Trustee to Holders.
The Indenture  Trustee shall deliver to each  Noteholder the  information  and documents  set forth in Article VII,  and, in addition,  all such  information with  respect to the Notes as may be required,  as specified by the  Servicer, to enable such Holder to prepare its federal and state income tax returns.

            SECTION VI.7            Compensation; Indemnity.

            (a) The  Owner  Trustee  shall  cause  the  Servicer  pursuant  to the Pooling and Servicing  Agreement to pay to the Indenture Trustee from time to time  such  compensation  for its  services  as  shall  be  agreed  upon in writing.  The  Indenture  Trustee's  compensation  shall not be limited by any law on  compensation  of a trustee  of an  express  trust.  The Owner  Trustee shall cause the Servicer  pursuant to the Pooling and  Servicing  Agreement to reimburse  the Indenture  Trustee for all  reasonable  out-of-pocket  expenses incurred  or made by it,  including  costs of  collection,  in addition to the compensation  for its  services.  Such expenses  shall include the  reasonable compensation  and  expenses,  disbursements  and  advances  of  the  Indenture
Trustee's agents,  counsel,  accountants and experts.  The Owner Trustee shall cause  the  Servicer  pursuant  to the  Pooling  and  Servicing  Agreement  to indemnify  the  Indenture  Trustee  in  accordance  with  Section  7.01 of the
Pooling and Servicing Agreement.

            (b)   The   Owner   Trustee's   obligations   to   the   Indenture
Trustee  pursuant to this  Section 6.7 shall  survive  the  discharge  of this
Indenture.  When the Indenture  Trustee  incurs  expenses after the occurrence of a Default  specified in Section  5.1(e) or (f) the expenses are intended to constitute  expenses of  administration  under  Title 11 of the United  States
Code or any  other  applicable  federal  or state  bankruptcy,  insolvency  or similar law.

            SECTION VI.8            Replacement of Indenture Trustee.

            (a) The  Indenture  Trustee  may at any time  give  notice  of its intent to resign by so notifying the Owner Trustee;  provided,  however,  that no such  resignation  shall become  effective and the Indenture  Trustee shall not resign  prior to the time set forth in Section  6.8(c).  The  Holders of a majority in  Outstanding  Amount of the Voting Notes may remove the  Indenture
Trustee by so  notifying  the  Indenture  Trustee  and may appoint a successor
Indenture  Trustee.  Such  resignation  or removal  shall become  effective in accordance with Section  6.8(c).  The Owner Trustee shall remove the Indenture
Trustee if:

                   (i)  the Indenture Trustee fails to comply with Section 6.11;

                  (ii)  the Indenture Trustee is adjudged a bankrupt or
                        insolvent;

                 (iii)  a receiver or other  public officer takes charge of the Indenture Trustee or its property; or

                  (iv)  the Indenture Trustee otherwise becomes incapable of acting.

            (b) If the  Indenture  Trustee  gives  notice  of  its  intent  to resign or is  removed or if a vacancy  exists in the  office of the  Indenture
Trustee for any reason (the Indenture  Trustee in such event being referred to herein as the retiring  Indenture  Trustee),  the Owner Trustee shall promptly appoint and designate a successor Indenture Trustee.

            (c)   A  successor  Indenture  Trustee  shall  deliver  a  written acceptance  of its  appointment  and  designation  to the  retiring  Indenture
Trustee and to the Owner  Trustee.  Thereupon  the  resignation  or removal of the retiring  Indenture  Trustee  shall become  effective,  and the  successor
Indenture  Trustee  shall  have  all the  rights,  powers  and  duties  of the
Indenture  Trustee  under this  Indenture.  The  successor  Indenture  Trustee shall  mail a  notice  of its  succession  to  Noteholders  and to each of the
Rating Agencies.  The retiring  Indenture  Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

            (d)   If a  successor  Indenture  Trustee  does  not  take  office within 60 days  after  the  retiring  Indenture  Trustee  gives  notice of its intent to resign or is removed,  the retiring  Trustee,  the Owner  Trustee or the Holders of a majority of the  Outstanding  Amount of the Voting  Notes may
petition  any  court  of  competent   jurisdiction  for  the  appointment  and
designation of a successor Indenture Trustee.

            (e)   If the Indenture  Trustee fails to comply with Section 6.11, any  Noteholder  may  petition  any court of  competent  jurisdiction  for the removal of the Indenture Trustee and the appointment of a successor  Indenture
Trustee.

            (f)   Notwithstanding  the  replacement  of the Indenture  Trustee pursuant to this Section 6.8, the Owner  Trustee's  obligations  under Section
6.7 and  the  Servicer's  corresponding  obligations  under  the  Pooling  and
Servicing  Agreement shall continue for the benefit of the retiring  Indenture
Trustee.

            SECTION VI.9            Merger  or  Consolidation  of  Indenture
Trustee.

            (a)   Any Person  into which the  Indenture  Trustee may be merged or with which it may be consolidated,  or any Person resulting from any merger or  consolidation  to which the  Indenture  Trustee  shall be a party,  or any corporation  succeeding  to the  corporate  trust  business  of the  Indenture
Trustee,   shall  be  the  successor  of  the  Indenture  Trustee  under  this
Indenture;  provided,  however,  that such Person shall be eligible  under the provisions of Section 6.11,  without the execution or filing of any instrument or any  further  act on the  part of any of the  parties  to  this  Indenture, anything in this  Indenture to the contrary  notwithstanding.  Following  such merger or consolidation,  the successor  Indenture Trustee shall mail a notice of such merger or consolidation to each of the Rating Agencies.

            (b)   If at the time such  successor  or  successors  by merger or consolidation to the Indenture  Trustee shall succeed to the trusts created by this  Indenture,  any of the  Notes  shall  have  been  authenticated  but not delivered,  any  such  successor  to  the  Indenture  Trustee  may  adopt  the certificate of  authentication  of any predecessor  trustee,  and deliver such
Notes so  authenticated;  and in case at that time any of the Notes  shall not
have  been   authenticated,   any  successor  to  the  Indenture  Trustee  may
authenticate such Notes either in the name of any predecessor  hereunder or in the name of the  successor to the  Indenture  Trustee.  In all such cases such certificate  of  authentication  shall have the same full force as is provided
anywhere  in  the  Notes  or  herein  with  respect  to  the   certificate  of
authentication of the Indenture Trustee.

            SECTION VI.10     Appointment of Co-Indenture Trustee or Separate
Indenture Trustee.

            (a)   Notwithstanding  any other provisions of this Indenture,  at
any  time,   for  the  purpose  of  meeting  any  legal   requirement  of  any
jurisdiction  in which any part of the Trust  Estate or any  Financed  Vehicle may at the time be located,  the  Indenture  Trustee  shall have the power and may execute and deliver all  instruments to appoint one or more Persons to act as a co-trustee or co-trustees,  or separate trustee or separate trustees,  of all or any part of the Trust  Estate,  and to vest in such  Person or Persons, in such  capacity  and for the  benefit  of the  Noteholders  and (only to the extent expressly  provided herein) the  Certificateholders,  such title to the
Trust  Estate,  or any part hereof,  and,  subject to the other  provisions of this Section 6.10, such powers, duties, obligations,  rights and trusts as the
Indenture  Trustee may  consider  necessary or  desirable.  No  co-trustee  or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee under Section 6.11 and no notice to Noteholders of the appointment  of any  co-trustee or separate  trustee  shall be required  under
Section 6.8.

            (b)   Every separate  trustee and co-trustee  shall, to the extent permitted by law, be  appointed  and act subject to the  following  provisions and conditions:

                  (i)   all rights,  powers,  duties and obligations conferred
      or imposed  upon the  Indenture  Trustee  shall be  conferred or imposed upon and  exercised  or  performed  by the  Indenture  Trustee  and such separate  trustee or co-trustee  jointly (it being  understood that such separate  trustee or  co-trustee  is not  authorized  to act  separately without  the  Indenture  Trustee  joining  in such  act),  except to the extent that under any law of any  jurisdiction  in which any  particular act  or  acts  are  to be  performed  the  Indenture  Trustee  shall  be incompetent  or  unqualified to perform such act or acts, in which event such rights,  powers,  duties and obligations  (including the holding of
      title  to  the  Trust  Estate  or  any  portion   thereof  in  any  such
      jurisdiction)  shall be exercised and performed  singly by such separate trustee or  co-trustee,  but solely at the  direction  of the  Indenture
      Trustee;

                  (ii)  no trustee  hereunder  shall be  personally  liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the  Indenture  Trustee  may at any  time  accept  the resignation of or remove any separate trustee or co-trustee.

            (c)   Any notice,  request or other writing given to the Indenture
Trustee  shall be  deemed  to have  been  given  to each of the then  separate trustees and  co-trustees,  as effectively as if given to each of them.  Every instrument  appointing any separate  trustee or co-trustee shall refer to this
Indenture and the  conditions  of this Article VI. Each  separate  trustee and co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly with the Indenture Trustee or separately,  as may be provided therein, subject to all the provisions of this Indenture,  specifically including every provision  of  this  Indenture  relating  to the  conduct  of,  affecting  the liability of, or affording  protection to, the Indenture  Trustee.  Every such instrument shall be filed with the Indenture Trustee.

            (d)   Any  separate   trustee  or  co-trustee   may  at  any  time
constitute  the Indenture  Trustee,  its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Indenture  on its behalf and in its name.  If any separate  trustee or  co-trustee  shall die,  become  incapable of acting, resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Indenture Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

            SECTION VI.11     Eligibility; Disqualification.

            (a)   The  Indenture  Trustee  shall  at  all  times  satisfy  the requirements  of TIAss. 310(a).  The  Indenture  Trustee shall have a combined capital  and surplus of at least  $50,000,000  as set forth in its most recent published  annual report of condition and (unless  waived by Moody's) it shall have a long term unsecured debt rating of Baa3 or better by Moody's  Investors
Service,   Inc.  The  Indenture   Trustee  shall  comply  with  TIAss. 310(b);
provided,  however,  that there shall be excluded  from the  operation  of TIA
ss. 310(b)(1)  any indenture or indentures  under which other  securities of the
Owner  Trustee are  outstanding  if the  requirements  for such  exclusion set forth in TIAss. 310(b)(1) are met.

            (b)   If a Default  occurs and is  continuing,  and the  Indenture
Trustee  is deemed  to have a  conflicting  interest  as a result of acting as trustee  for both the Class A Notes and the Class B Notes,  the Owner  Trustee
shall appoint a successor  Indenture  Trustee for one or both of such classes, so that there will be separate  Indenture  Trustees  for the Class A Notes and the Class B Notes.  No such event shall  alter the voting  rights of the Class
A Noteholders  or Class B Noteholders  under this Indenture or any other Basic
Document.  However,  so long as any amounts  remain unpaid with respect to the
Class A Notes,  only the Indenture  Trustee for the Class A  Noteholders  will have the right to exercise  remedies  under this Indenture (but subject to the express  provisions of Section 5.4 and to the right of the Class B Noteholders to  receive  their  share  of any  proceeds  of  enforcement,  subject  to the subordination  of the Class B Notes to the Class A Notes as described  herein)
to make  deposits  to and  withdrawals  from  the  Designated  Accounts,  hold
Designated  Account Property and to make distributions to Noteholders from the
Note  Distribution  Account.  Upon repayment of the Class A Notes in full, all rights  to  exercise  remedies  under  the  Indenture  will  transfer  to  the
Indenture Trustee for the Class B Notes.

            (c)   In the  case of the  appointment  hereunder  of a  successor
Indenture  Trustee with respect to any class of Notes, the Owner Trustee,  the retiring  Indenture  Trustee and the successor  Indenture Trustee with respect to such class of Notes shall  execute and  deliver an  indenture  supplemental hereto wherein the successor  Indenture  Trustee shall accept such appointment and  which  (i)  shall  contain  such  provisions  as  shall be  necessary  or desirable to transfer and confirm to, and to vest in, the successor  Indenture
Trustee all the rights,  powers,  trusts and duties of the retiring  Indenture
Trustee  with  respect to the Notes of the class to which the  appointment  of such  successor  Indenture  Trustee  relates,  (ii) if the retiring  Indenture
Trustee is not retiring  with respect to all classes of Notes,  shall  contain such provisions as shall be deemed  necessary or desirable to confirm that all the rights,  powers,  trusts and duties of the retiring Indenture Trustee with respect to the Notes of each class as to which the retiring  Indenture Trustee is  not  retiring  shall  continue  to be  vested  in the  retiring  Indenture
Trustee,  and  (iii)  shall  add to or change  any of the  provisions  of this
Indenture   as  shall  be  necessary   to  provide  for  or   facilitate   the
administration of the trusts hereunder by more than one Indenture Trustee,  it being understood that nothing herein or in such  supplemental  indenture shall constitute  such  Indenture  Trustees  co-trustees  of the same trust and that each such  Indenture  Trustee shall be trustee of a trust or trusts  hereunder separate  and apart  from any trust or trusts  hereunder  administered  by any other such  Indenture  Trustee;  and upon the  execution  and delivery of such supplemental  indenture the  resignation or removal of the retiring  Indenture
Trustee shall become effective to the extent provided therein.

            SECTION VI.12     Preferential Collection of Claims Against Owner
Trustee.  The Indenture Trustee shall comply with TIAss. 311(a),  excluding any creditor  relationship  listed in TIAss. 311(b).  A trustee who has resigned or been removed shall be subject to TIAss. 311(a) to the extent indicated.

            SECTION VI.13     Representations  and  Warranties  of  Indenture
Trustee.  The  Indenture  Trustee  represents  and  warrants as of the Closing
Date that:

            (a)   the  Indenture  Trustee  is a New York  banking  corporation duly  organized,  validly  existing and in good standing under the laws of the
State of New York and the eligibility  requirements  set forth in Section 6.11 are satisfied with respect to the Indenture Trustee;

            (b)   the  Indenture  Trustee has full power,  authority and legal right to  execute,  deliver  and  perform  this  Indenture,  and has taken all necessary  action to authorize the execution,  delivery and  performance by it of this Indenture;

            (c)   the  execution,  delivery and  performance  by the Indenture
Trustee of this  Indenture  (i) shall not violate any  provision of any law or regulation  governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator,  or governmental authority  applicable  to the  Indenture  Trustee or any of its  assets,  (ii)
shall not violate any  provision  of the  corporate  charter or by-laws of the
Indenture  Trustee or (iii) shall not violate any provision of, or constitute, with or without  notice or lapse of time,  a default  under,  or result in the creation or  imposition  of any lien on any  properties  included in the Trust
Estate  pursuant  to the  provisions  of any  mortgage,  indenture,  contract, agreement  or other  undertaking  to which  it is a  party,  which  violation, default or lien could  reasonably  be  expected to have a  materially  adverse effect on the  Indenture  Trustee's  performance  or ability  to  perform  its duties  under  this  Indenture  or on the  transactions  contemplated  in this
Indenture;

            (d)   the  execution,  delivery and  performance  by the Indenture
Trustee of this  Indenture  shall not  require the  authorization,  consent or approval of, the giving of notice to, the filing or registration  with, or the taking of any other  action in  respect  of,  any  governmental  authority  or agency  regulating the banking and corporate trust activities of the Indenture
Trustee; and

            (e)   this  Indenture  has been duly executed and delivered by the
Indenture  Trustee and constitutes the legal,  valid and binding  agreement of the Indenture Trustee, enforceable in accordance with its terms.

            SECTION VI.14     Indenture  Trustee May Enforce  Claims  Without
Possession of Notes.  All rights of action and claims under this  Indenture or the Notes may be prosecuted and enforced by the Indenture  Trustee without the possession  of any of the Notes or the  production  thereof in any  proceeding relating thereto, and any such proceeding  instituted by the Indenture Trustee shall be  brought  in its own  name as  Indenture  Trustee.  Any  recovery  of
judgment   shall,   after   provision  for  the  payment  of  the   reasonable
compensation,  expenses,  disbursements and advances of the Indenture Trustee, its agents and  counsel,  be for the ratable  benefit of the  Noteholders  and
(only to the extent  expressly  provided  herein)  the  Certificateholders  in respect of which such judgment has been obtained.

            SECTION VI.15     Suit for  Enforcement.  If an  Event of  Default
shall occur and be continuing,  the Indenture  Trustee in its discretion  may, subject to the  provisions of Section 6.1,  proceed to protect and enforce its rights and the rights of the Noteholders  under this Indenture by a Proceeding whether for the specific  performance  of any covenant or agreement  contained in this  Indenture  or in aid of the  execution  of any power  granted in this
Indenture  or for the  enforcement  of any  other  legal,  equitable  or other remedy as the Indenture  Trustee,  being  advised by counsel,  shall deem most effectual  to protect and enforce any of the rights of the  Indenture  Trustee or the Noteholders.

            SECTION VI.16     Rights  of  Noteholders  to  Direct  Indenture
Trustee.  Holders  of  Notes  evidencing  not  less  than  a  majority  of the
Outstanding  Amount  of the  Voting  Notes  shall  have the right to direct in writing  the time,  method  and place of  conducting  any  Proceeding  for any remedy  available to the Indenture  Trustee or  exercising  any trust or power conferred  on the  Indenture  Trustee;  provided,  however,  that  subject  to
Section 6.1, the  Indenture  Trustee shall have the right to decline to follow any  such  direction  if  the  Indenture  Trustee  being  advised  by  counsel determines  that the action so directed may not  lawfully be taken,  or if the
Indenture  Trustee in good faith shall,  by a Responsible  Officer,  determine that the  proceedings  so directed  would be illegal or subject it to personal liability or be unduly  prejudicial to the rights of  Noteholders  not parties to such  direction;  and  provided,  further,  that nothing in this  Indenture shall  impair the right of the  Indenture  Trustee  to take any action  deemed proper  by the  Indenture  Trustee  and  which is not  inconsistent  with such direction by the Noteholders.

                                  ARTICLE VII
                        NOTEHOLDERS' LISTS AND REPORTS

            SECTION VII.1           Owner   Trustee  To  Furnish   Indenture
Trustee  Names and Addresses of  Noteholders.  The Owner Trustee shall furnish or cause to be  furnished  by the Servicer to the  Indenture  Trustee  (a) not
more than five days before each  Distribution  Date,  a list,  in such form as the Indenture  Trustee may reasonably  require,  of the names and addresses of the  Holders  of Notes as of the close of  business  on the Record  Date,  and
(b) at  such other  times as the  Indenture  Trustee  may  request in writing, within 14 days after receipt by the Owner Trustee of any such request,  a list of  similar  form and  content as of a date not more than 10 days prior to the time such list is furnished;  provided, however, that so long as the Indenture
Trustee is the Note Registrar, no such list shall be required to be furnished.

            SECTION VII.2           Preservation     of     Information,
Communications to Noteholders.

            (a)   The Indenture  Trustee shall preserve,  in as current a form as is reasonably practicable,  the names and addresses of the Holders of Notes contained  in the most  recent  list  furnished  to the  Indenture  Trustee as provided  in  Section  7.1 and the names and  addresses  of  Holders  of Notes received  by the  Indenture  Trustee in its  capacity as Note  Registrar.  The
Indenture  Trustee may destroy  any list  furnished  to it as provided in such
Section 7.1 upon receipt of a new list so furnished.

            (b)   Noteholders  may  communicate  pursuant to TIAss. 312(b) with other  Noteholders  with respect to their rights under this Indenture or under the Notes.

            (c)   The  Owner  Trustee,  the  Indenture  Trustee  and the  Note
Registrar shall have the protection of TIAss. 312(c).

            SECTION VII.3           Reports by Owner Trustee.

            (a)   The Owner Trustee shall:

                   (i)  file with the Indenture Trustee,  within 15 days after the Owner  Trustee  is  required  to file the same with the  Commission, copies of the  annual  reports  and of the  information,  documents  and other  reports (or copies of such  portions of any of the  foregoing  as
      the  Commission  may  from  time  to  time  by  rules  and   regulations
      prescribe)  which the Owner  Trustee  may be  required  to file with the
      Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii)  file with the Indenture  Trustee and the Commission in accordance  with rules and  regulations  prescribed from time to time by the Commission such additional  information,  documents and reports with respect to  compliance  by the Owner  Trustee  with the  conditions  and covenants  of this  Indenture  as may be  required  from time to time by such rules and regulations; and

                 (iii)  supply to the  Indenture  Trustee  (and the  Indenture
      Trustee  shall  transmit  by mail to all  Noteholders  described  in TIA
    ss. 313(c))  such  summaries  of any  information,  documents  and reports required  to be filed by the Owner  Trustee  pursuant to clauses (i) and
      (ii) of this Section 7.3(a) as may be required by rules and  regulations prescribed from time to time by the Commission.

            (b)   Unless the Owner Trustee  otherwise  determines,  the fiscal year of the Trust shall end on October 31 of each year.

            SECTION VII.4           Reports by Indenture Trustee.

            (a)   If  required  by TIAss. 313(a),  within 60 days  after  each
February 1, beginning with February 1, 2001, the Indenture  Trustee shall mail to each  Noteholder  as required by TIAss. 313(c) a brief  report  dated as of such date that  complies with TIAss.313(a).  The Indenture  Trustee also shall comply  with TIAss. 313(b).  A copy of any report  delivered  pursuant to this
Section 7.4(a) shall, at the time of its mailing to  Noteholders,  be filed by the Indenture Trustee with the Commission and each stock exchange,  if any, on which the Notes are  listed.  The Owner  Trustee  shall  notify the  Indenture
Trustee if and when the Notes are listed on any stock exchange.

            (b)   On each  Distribution  Date,  the  Indenture  Trustee  shall include with each payment to each  Noteholder a copy of the  statement for the related  Monthly  Period as required  pursuant to Section  4.09 of the Pooling and Servicing Agreement.

                                 ARTICLE VIII
                     ACCOUNTS, DISBURSEMENTS AND RELEASES

            SECTION VIII.1          Collection  of Money.  Except as otherwise
expressly  provided  herein,  the  Indenture  Trustee  may  demand  payment or delivery of, and shall receive and collect,  directly and without intervention or assistance of any fiscal agent or other  intermediary,  all money and other property  payable to or receivable by the Indenture  Trustee  pursuant to this
Indenture.  The Indenture  Trustee  shall apply all such money  received by it as  provided  in this  Indenture  and the  Pooling  and  Servicing  Agreement.
Except as otherwise  expressly provided in this Indenture or in Article III of the Pooling and Servicing  Agreement,  if any default  occurs in the making of any payment or performance  under any agreement or instrument  that is part of the  Trust  Estate,  the  Indenture  Trustee  may take  such  action as may be appropriate to enforce such payment or performance,  including the institution and prosecution of appropriate  Proceedings.  Any such action shall be without prejudice to any right to claim an Event of Default  under this  Indenture and any right to proceed thereafter as provided in Article V.

            SECTION VIII.2          Designated Accounts; Payments.

            (a)   On or prior to the Closing  Date,  the Owner  Trustee  shall cause the Servicer to establish  and  maintain,  in the name of the  Indenture
Trustee,  for the benefit of the  Securityholders,  the Designated Accounts as provided in Articles IV and V of the Pooling and Servicing Agreement.

            (b)   Before each  Distribution  Date, the Indenture Trustee shall cause all withdrawals,  deposits,  transfers and distributions provided for in
Section  4.06(b) of the Pooling and  Servicing  Agreement  to be made.  Before each  Distribution  Date, the Indenture  Trustee shall make the  distributions from the  Collection  Account  provided for in Section  4.06(c) of the Pooling and  Servicing  Agreement.  Notwithstanding  the  preceding  sentence,  to the extent  permitted and as provided by Section 4.08 of the Pooling and Servicing
Agreement, deposits may be netted against amounts owing to the depositor.

            (c)   On each  Distribution  Date,  the  Indenture  Trustee  shall distribute all amounts on deposit in the Note  Distribution  Account,  subject to the  Certificateholder's  rights  under  Section  5.05 of the  Pooling  and
Servicing Agreement to Investment  Earnings,  to the Noteholders to the extent of amounts  due and unpaid on the Notes for  principal  and  interest,  in the following amounts, and in the following order of priority:

                   (i)  (A) first,  to  accrued  and  unpaid  interest  on the
      Class A  Notes;  provided,  however,  that if there  are not  sufficient funds in the Note  Distribution  Account  to pay the  entire  amount  of accrued and unpaid  interest  then due on the Class A Notes,  the amount in the Note  Distribution  Account  shall be applied  to the  payment of such  interest  on each Note of each class of the Class A Notes pro rata on the basis of the respective  aggregate amount of interest due on each such class of Class A Notes; and (B) second,  unless otherwise  provided in clause  (iv)  below,  to accrued  and unpaid  interest on the Class B
      Notes; provided,  however, that if there are not sufficient funds in the
      Note  Distribution  Account (after the payment of all accrued and unpaid interest  on the Class A Notes) to pay the entire  amount of accrued and unpaid  interest  then due on the Class B Notes,  the amount in the Note
      Distribution  Account  shall be applied to the payment of such  interest on each of the  Class B Notes  pro rata on the  basis  of the  aggregate amount of interest due on each such Class B Note;

                  (ii)  unless  otherwise  provided in clause  (iii),  (iv) or
      (v)  below,  the  Principal  Payment  Amount  shall be  applied  on each
      Distribution Date, as follows:

                        (A)   first,  100%  of the  Principal  Payment  Amount
            shall be  applied  to pay the  principal  of the  Class  A-1 Notes until the Class A-1 Notes are paid in full;

                        (B)   thereafter,  96.25%  of  the  Principal  Payment
            Amount  (in the case of the  Distribution  Date on which the Class
            A-1 Notes  are paid in full,  96.25%  of the  remaining  Principal
            Payment  Amount)  shall be  applied  to pay the  principal  of the other  Class A Notes  (all of which  shall be  applied  to pay the principal  of the Class A-2 Notes  until paid in full,  then shall be applied to pay the  principal of the Class A-3 Notes until paid in full,  and then shall be applied  to pay the  principal  of the
            Class A-4  Notes  until  paid in full) and 3.75% of the  Principal
            Payment Amount (in the case of the Distribution  Date on which the
            Class A-1 Notes are paid full,  3.75% of the  remaining  Principal
            Payment  Amount)  shall be  applied  to pay the  principal  of the
            Class B Notes until the Class A Notes are paid in full; and

                        (C)  thereafter, 100% of the Principal Payment
            Amount (in the case of the  Distribution  Date on which  the Class A
            Notes are paid in full, the remaining Principal Payment Amount)
            to the Class B Notes until the Class B Notes are paid in full;

                 (iii)  if the  amount on deposit  in the  Reserve  Account on any  Distribution  Date would be, after giving effect to the application of the  Principal  Payment  Amount  in  accordance  with  the  foregoing
      priorities,   less  than  1.0%  of  the  Initial  Aggregate  Receivables
      Balance,  then on each  Distribution  Date  thereafter  until either the
      Class A Notes are paid in full or the amount on  deposit in the  Reserve
      Account equals or exceeds the Specified  Reserve Account  Balance,  100%
      of the Principal  Payment  Amount shall be applied on each  Distribution
      Date to pay the  principal  of the Class A Notes (all of which  shall be applied to pay the  principal of the Class A-1 Notes until paid in full, then shall be applied to pay the  principal of the Class A-2 Notes until paid in full,  then shall be applied to pay the  principal  of Class A-3
      Notes  until  paid  in  full,  and  then  shall  be  applied  to pay the principal  of the Class A-4 Notes  until paid in full).  When  principal payments on the Class B Notes resume in  accordance  with the  preceding sentence,  the Principal Payment Amount for such Distribution Date shall be applied in accordance with Section  8.2(c)(ii) hereof until the Class
      A Notes have been paid in full,  and  thereafter  100% of the  Principal
      Payment  Amount for such  Distribution  Date shall be applied to pay the principal of the Class B Notes until the Class B Notes are paid in full;

                  (iv)  if the Notes have been  declared  immediately  due and payable as provided in Section  5.2(a)  following  the  occurrence of an
      Event of  Default  specified  in Section  5.1(a),  (b) or (c) until such time as the Class A Notes have been paid in full and this  Indenture has been discharged with respect to the Class A Notes any amounts  remaining in the Note  Distribution  Account  after the  application  described in
      Section 8.2(c)(i)  (A) shall be applied in the following  priority:  (1)
      to the  repayment  of principal of each of the Class A Notes pro rata on the basis of the respective  unpaid  principal amount of each such Class
      A Note;  (2) to the  repayment  of interest on each of the Class B Notes pro rata on the basis of the amount of  interest  due and unpaid on each such Class B Note and (3) to the  repayment  of principal on each of the
      Class B Notes pro rata on the basis of the  unpaid  principal  amount of each such Class B Note; and

                   (v)  if the Notes have been  declared  immediately  due and payable as provided in Section  5.2(a)  following  the  occurrence of an
      Event of  Default  specified  in Section  5.1(d),  (e) or (f) until such time as the Class A Notes have been paid in full and this  Indenture has been  discharged  with  respect  to  the  Class  A  Notes,  100%  of the
      Principal  Payment Amount shall be applied on each  Distribution Date to the  payment  of  principal  of each  class of the Class A Notes (on the basis of their respective unpaid principal  balances),  and, thereafter,
      100%  of  the  Principal   Payment  Amount  shall  be  applied  on  each
      Distribution  Date to the payment of  principal of the Class B Notes pro rata on the  basis of the  respective  unpaid  principal  amount of each such Class B Note.

            SECTION VIII.3          General Provisions Regarding Accounts.

            (a)   Subject to Section 6.1(c),  the Indenture  Trustee shall not in any  way be  held  liable  by  reason  of any  insufficiency  in any of the
Designated  Accounts  resulting  from  any  loss  on any  Eligible  Investment included  therein except for losses  attributable  to the Indenture  Trustee's failure to make payments on such Eligible  Investments issued by the Indenture
Trustee,  in its commercial  capacity as principal obligor and not as trustee, in accordance with their terms.

            (b)   If (i) the  Servicer  shall have  failed to give  investment directions  for  any  funds  on  deposit  in the  Designated  Accounts  to the
Indenture  Trustee  by 11:00  a.m.,  New York City time (or such other time as may be agreed by the Servicer and the Indenture  Trustee) on any Business Day;
or (ii) a  Default shall have  occurred and be continuing  with respect to the
Notes but the Notes shall not have been  declared due and payable  pursuant to
Section  5.2(a),  or, if such Notes shall have been  declared  due and payable following an Event of Default,  but amounts  collected or receivable  from the
Trust Estate are being applied in accordance  with Section 5.5 as if there had not been such a declaration;  then the Indenture Trustee shall, to the fullest extent  practicable,  invest and reinvest funds in the Designated  Accounts in one or more Eligible Investments selected by the Indenture Trustee.

            SECTION VIII.4          Release of Trust Estate.

            (a)   Subject to the payment of its fees and expenses  pursuant to
Section 6.7, the Indenture  Trustee may, and when  required by the  provisions of this Indenture shall,  execute instruments to release property in the Trust
Estate  from the lien of this  Indenture,  or convey the  Indenture  Trustee's interest in the same, in a manner and under  circumstances that are consistent with the  provisions  of this  Indenture.  No party relying upon an instrument executed by the  Indenture  Trustee as provided in this  Article VIII shall be bound  to  ascertain  the  Indenture  Trustee's  authority,  inquire  into the satisfaction  of any  conditions  precedent or see to the  application  of any monies.

            (b)   The Indenture  Trustee  shall,  at such time as there are no
Notes  Outstanding  and all  sums due to the  Indenture  Trustee  pursuant  to
Section 6.7 have been paid,  notify the Owner  Trustee  thereof in writing and upon receipt of an Issuer Request,  release any remaining portion of the Trust
Estate that secured the Notes from the lien of this  Indenture  and release to the Owner  Trustee  or any other  Person  entitled  thereto  any funds then on deposit in the Note  Distribution  Account.  The  Indenture  Trustee shall (i)
release  any   remaining   portion  of  the  Trust  Estate  that  secured  the
Certificates  from  the  lien  of  this  Indenture  and  (ii)  deposit  in the
Certificate  Distribution  Account  any funds then on  deposit in the  Reserve
Account or the Collection  Account only at such time as (y) there are no Notes
Outstanding and (z) all sums due to the Indenture  Trustee pursuant to Section
6.7 have been paid.

            SECTION VIII.5          Opinion   of   Counsel.

The Indenture Trustee shall receive at least seven days' notice when  requested by the Owner Trustee to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions  precedent to the taking of such action have been complied with and such action shall not  materially  and adversely  impair the security for the  Notes  or the  rights  of the  Noteholders  in  contravention  of the provisions of this Indenture;  provided, however, that such Opinion of Counsel shall not be  required to express an opinion as to the fair value of the Trust
Estate.  Counsel  rendering  any such  opinion may rely,  without  independent investigation,  on the  accuracy  and  validity  of any  certificate  or other instrument  delivered to the  Indenture  Trustee in  connection  with any such action.

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

            SECTION IX.1            Supplemental  Indentures  Without Consent
of Noteholders.

            (a)   Without  the  consent  of the  Holders of any Notes but with prior  notice to the Rating  Agencies,  the Owner  Trustee  and the  Indenture
Trustee,  when  authorized  by an Issuer  Order,  at any time and from time to time, may enter into one or more indentures  supplemental  hereto (which shall conform to the  provisions of the TIA as in force at the date of the execution thereof),  in  form  satisfactory  to the  Indenture  Trustee,  for any of the following purposes:

                   (i)  to correct or amplify the  description of any property at any time subject to the lien of this Indenture,  or better to assure, convey and confirm unto the  Indenture  Trustee any property  subject or required to be  subjected to the lien of this  Indenture,  or to subject additional property to the lien of this Indenture;

                  (ii)  to  evidence  the   succession,   in  compliance  with
      Section 3.11 and the applicable  provisions hereof, of another Person to the Owner  Trustee,  and the  assumption  by any such  successor  of the covenants of the Owner Trustee contained herein and in the Notes;

                 (iii)  to add to the  covenants of the Owner  Trustee for the benefit  of the  Securityholders,  or to  surrender  any  right or power herein conferred upon the Owner Trustee;

                  (iv)  to convey,  transfer,  assign,  mortgage or pledge any property to or with the Indenture Trustee;

                   (v)  to cure any ambiguity or to correct or supplement  any
      provision  herein  or  in  any  supplemental   indenture  which  may  be
      inconsistent  with  any  other  provision  herein,  in any  supplemental indenture or in any other Basic Document;

                  (vi)  to  evidence  and provide  for the  acceptance  of the appointment  hereunder by a successor or  additional  Indenture  Trustee with  respect to the Notes or any class  thereof and to add to or change any of the  provisions  of this  Indenture  as  shall  be  necessary  to facilitate the  administration  of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                 (vii)  to modify,  eliminate or add to the provisions of this
      Indenture   to  such  extent  as  shall  be   necessary  to  effect  the
      qualification  of this  Indenture  under  the TIA or under  any  similar federal  statute  hereafter  enacted and to add to this  Indenture  such other  provisions  as may be  expressly  required  by the  TIA,  and the
      Indenture  Trustee is hereby  authorized to join in the execution of any
      such  supplemental   indenture  and  to  make  any  further  appropriate
      agreements and stipulations that may be therein contained.

            (b)   The  Owner   Trustee  and  the   Indenture   Trustee,   when
authorized  by an Issuer  Order,  may,  also without the consent of any of the
Noteholders  but with  prior  notice to the Rating  Agencies,  at any time and from time to time enter into one or more  indentures  supplemental  hereto for the  purpose  of  adding  any  provisions  to,  changing  in  any  manner,  or eliminating  any of the  provisions  of, this  Indenture  or  modifying in any manner the rights of the Noteholders under this Indenture;  provided, however, that such action shall not, as  evidenced by an Opinion of Counsel,  adversely affect in any material respect the interests of any Noteholder.

            SECTION IX.2    Supplemental Indentures With Consent of Noteholders.

            (a)   The  Owner   Trustee  and  the   Indenture   Trustee,   when
authorized  by an Issuer  Order,  also may,  with  prior  notice to the Rating
Agencies  and with the  consent of the  Holders of not less than a majority of the Outstanding  Amount of the Voting Notes, by Act of such Holders  delivered to the Owner  Trustee and the  Indenture  Trustee,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions to, changing  in  any  manner,  or  eliminating  any of the  provisions  of,  this
Indenture or modifying in any manner the rights of the Noteholders  under this
Indenture;  provided,  however,  that no such  supplemental  indenture  shall, without the consent of the Holder of each Outstanding Note affected thereby:

                   (i)  change the due date of any  instalment of principal of or interest on any Note, or reduce the  principal  amount  thereof,  the interest rate applicable  thereto,  or the Redemption Price with respect thereto,  change any place of payment where,  or the coin or currency in which, any Note or any interest thereon is payable,  or impair the right to  institute  suit  for  the  enforcement  of the  provisions  of  this
      Indenture  requiring the  application of funds  available  therefor,  as provided  in  Article V, to the  payment  of any such  amount due on the
      Notes on or after the  respective  due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                  (ii)  reduce the  percentage  of the  Outstanding  Amount of the Voting  Notes,  the consent of the Holders of which is required  for
      (a) any such supplemental  indenture,  (b) any waiver of compliance with certain  provisions of this Indenture,  certain  defaults  hereunder and their  consequences  as provided for in this Indenture or (c) any action described in Sections 2.12,  3.7(e),  5.2, 5.6, 5.11,  5.12(a),  6.8, or
      6.16;

                 (iii)  modify or alter the  provisions  of the proviso to the definition of the term "Outstanding";

                  (iv)  reduce the  percentage  of the  Outstanding  Amount of the Notes required to direct the Indenture  Trustee to sell or liquidate the Trust  Estate  pursuant to Section 5.4 if the  proceeds of such sale would be  insufficient  to pay the  principal  amount of and accrued but unpaid interest on the Outstanding Notes;

                   (v)  modify any  provision  of this Section 9.2 to decrease the required minimum  percentage  necessary to approve any amendments to any provisions of this Indenture or any of the Basic Documents;

                  (vi)  modify  any of the  provisions  of this  Indenture  in such  manner as to affect the  calculation  of the amount of any payment of  interest  or  principal  due on any  Note on any  Distribution  Date
      (including the  calculation of any of the individual  components of such calculation),  or  modify  or  alter  the  provisions  of the  Indenture regarding the voting of Notes held by the Owner  Trustee,  the Seller or any Affiliate of either of them; or

                 (vii)  permit the  creation of any Lien  ranking  prior to or on a parity with the lien of this  Indenture with respect to any part of the Trust  Estate or,  except as  otherwise  permitted  or  contemplated herein,  terminate  the lien of this  Indenture  on any  property at any time subject to the lien of this  Indenture or deprive the Holder of any
      Note of the security afforded by the lien of this Indenture.

            (b)   The  Indenture  Trustee  may  in  its  discretion  determine whether or not any Notes  would be  affected  (such  that the  consent of each
Noteholder would be required) by any supplemental  indenture proposed pursuant to this  Section  9.2 and any  such  determination  shall  be  conclusive  and binding  upon all of the  Noteholders,  whether  authenticated  and  delivered thereunder  before or after the date upon  which such  supplemental  indenture becomes  effective.  The  Indenture  Trustee  shall not be liable for any such determination made in good faith.

            (c)   It shall be  sufficient  if an Act of  Noteholders  approves the substance, but not the form, of any proposed supplemental indenture.

            (d)   Promptly  after the  execution by the Owner  Trustee and the
Indenture Trustee of any supplemental  indenture pursuant to this Section 9.2, the Indenture  Trustee shall mail to the  Noteholders  to which such amendment or supplemental  indenture relates a notice setting forth in general terms the substance  of  such  supplemental  indenture.  Any  failure  of the  Indenture
Trustee to mail such notice,  or any defect therein,  shall not,  however,  in any way impair or affect the validity of any such supplemental indenture.

            SECTION IX.3            Execution of Supplemental  Indentures.  In
executing,  or permitting the additional  trusts created by, any  supplemental indenture  permitted  by this Article IX or the  modifications  thereby of the trusts created by this Indenture,  the Indenture  Trustee shall be entitled to receive,  and subject to Sections  6.1 and 6.2,  shall be fully  protected  in relying  upon,  an Opinion  of  Counsel  stating  that the  execution  of such supplemental  indenture is authorized or permitted by this  Indenture and that
all  conditions   precedent  to  such  execution  have  been  satisfied.   The
Indenture  Trustee  may,  but shall not be  obligated  to, enter into any such supplemental  indenture  that  affects  the  Indenture  Trustee's  own rights, duties, liabilities or immunities under this Indenture or otherwise.

            SECTION IX.4            Effect  of  Supplemental  Indenture.  Upon
the  execution  of any  supplemental  indenture  pursuant  to  the  provisions hereof,  this  Indenture  shall be and be deemed to be modified and amended in accordance  therewith  with  respect to the Notes  affected  thereby,  and the respective rights,  limitations of rights,  obligations,  duties,  liabilities and  immunities  under this  Indenture  of the  Indenture  Trustee,  the Owner
Trustee and the  Noteholders  shall  thereafter be  determined,  exercised and
enforced   hereunder  subject  in  all  respects  to  such  modifications  and amendments,  and  all  the  terms  and  conditions  of any  such  supplemental indenture  shall be and be deemed to be part of the  terms and  conditions  of this Indenture for any and all purposes.

            SECTION IX.5            Conformity   with  Trust   Indenture  Act.
Every amendment of this Indenture and every  supplemental  indenture  executed pursuant to this Article IX shall  conform to the  requirements  of the TIA as then in effect so long as this  Indenture  shall then be  qualified  under the
TIA.

            SECTION IX.6            Reference  in  Notes  to   Supplemental
Indentures.  Notes  authenticated  and  delivered  after the  execution of any supplemental  indenture  pursuant to this  Article IX may,  and if required by the  Indenture  Trustee  shall,  bear  a  notation  in  form  approved  by the
Indenture  Trustee  as  to  any  matter  provided  for  in  such  supplemental indenture.  If the Owner Trustee or the Indenture  Trustee shall so determine, new Notes so modified as to conform,  in the opinion of the Indenture  Trustee and the Owner Trustee, to any such supplemental  indenture may be prepared and executed  by  the  Owner  Trustee  and  authenticated  and  delivered  by  the
Indenture Trustee in exchange for Outstanding Notes of the same class.

                                   ARTICLE X
                              REDEMPTION OF NOTES

            SECTION X.1 Redemption.

            (a)   The  Class  A-4  Notes  and  Class B Notes  are  subject  to redemption  in whole,  but not in part,  upon the  exercise by the Servicer of its  option to  purchase  the  Receivables  pursuant  to  Section  9.01 of the
Pooling  and  Servicing   Agreement.   Such  redemption  shall  occur  on  any
Distribution  Date  after all Class A-1  Notes,  Class A-2 Notes and Class A-3
Notes have been paid in full.  The purchase  price for the Class A-4 Notes and
Class B Notes to be  redeemed  shall be  equal  to the  applicable  Redemption
Price,  provided  the Owner  Trustee  has  available  funds in the Owner Trust
Estate  sufficient  to pay such amount.  The Owner  Trustee  shall furnish the
Rating  Agencies notice of such  redemption.  If the Class A-4 Notes and Class
B Notes  are to be  redeemed  pursuant  to this  Section  10.1(a),  the  Owner
Trustee shall furnish notice  thereof to the Indenture  Trustee not later than
25 days prior to the Redemption  Date and the Owner Trustee shall deposit into the Note  Distribution  Account,  before the  Redemption  Date,  the aggregate
Redemption  Price of the Class  A-4  Notes  and Class B Notes to be  redeemed, whereupon all such Notes shall be due and payable on the Redemption Date.

            (b)   [Reserved.]

            (c)   Within sixty days after the  redemption  in full pursuant to this Section 10.1 of any class of Notes,  the Indenture  Trustee shall provide each of the Rating  Agencies  with  written  notice  stating  that all of such
Notes have been redeemed.

            SECTION X.2 Form of Redemption Notice.

            (a)   Notice  of  redemption  of the  Class  A-4 Notes and Class B
Notes  under  Section  10.1(a)  shall  be given by the  Indenture  Trustee  by first-class  mail,  postage  prepaid,  mailed not less than five days prior to the  applicable  Redemption  Date to each  Holder  of the  Class A-4 Notes and
Class B Notes of record, respectively,  at such Noteholder's address appearing in the Note Register.

            (b)   All notices of redemption shall state:

                  (i)   the Redemption Date;

                  (ii)  the Redemption Price;

                  (iii) the place  where Class A-4 Notes and Class B Notes are to be  surrendered  for payment of the  Redemption  Price  (which shall be the
Agency  Office of the  Indenture  Trustee  to be  maintained  as  provided  in
Section 3.2); and

                  (iv)  CUSIP numbers.

            (c)   Notice  of  redemption  of the  Class  A-4 Notes and Class B
Notes shall be given by the  Indenture  Trustee in the name and at the expense of the Owner  Trustee  out of the Owner Trust  Estate.  Failure to give notice of redemption,  or any defect therein,  to any Holder of any Class A-4 Note or
Class B Note to be  redeemed  shall not impair or affect the  validity  of the redemption of any other Class A-4 Note or Class B Note to be redeemed.

            (d)   [Reserved.]

            SECTION X.3 Notes Payable on Redemption Date.

            The  Class  A-4  Notes  or  Class B Notes  to be  redeemed  shall, following  notice of redemption as required by Section 10.2, on the Redemption
Date  cease  to be  Outstanding  for  purposes  of this  Indenture  and  shall thereafter  represent  only the right to  receive  the  applicable  Redemption
Price and  (unless  the Owner  Trustee  shall  default in the  payment of such
Redemption  Price) no interest shall accrue on such  Redemption  Price for any period after the date to which accrued  interest is calculated for purposes of calculating such Redemption Price.

                                  ARTICLE XI
                                 MISCELLANEOUS

            SECTION XI.1      Compliance Certificates and Opinions, etc.

            (a)   Upon any  application or request by the Owner Trustee to the
Indenture  Trustee to take any action under any  provision of this  Indenture, the Owner Trustee shall furnish to the  Indenture  Trustee:  (i) an  Officer's
Certificate  stating that all conditions  precedent,  if any,  provided for in this  Indenture  relating  to the  proposed  action have been  complied  with,
(ii) an  Opinion of Counsel  stating  that in the opinion of such  counsel all such  conditions  precedent,  if any,  have been  complied  with and (iii) (if required  by the  TIA) an  Independent  Certificate  from a firm of  certified public accountants  meeting the applicable  requirements of this Section 11.1, except that,  in the case of any such  application  or request as to which the furnishing  of such  documents is  specifically  required by any  provision of this  Indenture,  no  additional  certificate  or opinion  need be  furnished.
Every  certificate  or opinion with respect to compliance  with a condition or covenant provided for in this Indenture shall include:

                   (i)  a statement  that each  signatory of such  certificate or opinion has read or has caused to be read such  covenant or condition and the definitions herein relating thereto;

                  (ii)  a brief  statement  as to the  nature and scope of the examination  or  investigation  upon which the  statements  or  opinions contained in such certificate or opinion are based;

                 (iii)  a  statement  that,  in  the  judgment  of  each  such signatory,  such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with; and

                  (iv)  a  statement  as to  whether,  in the  opinion of each such signatory, such condition or covenant has been complied with.

            (b)   (i)   Prior to the  deposit  with the  Indenture  Trustee of
any  Collateral or other  property or securities  that is to be made the basis for the  release of any  property  or  securities  subject to the lien of this
Indenture,  the Owner Trustee shall, in addition to any obligation  imposed in
Section  11.1(a) or  elsewhere  in this  Indenture,  furnish to the  Indenture
Trustee an  Officer's  Certificate  certifying  or stating the opinion of each
Person  signing such  certificate as to the fair value (within 60 days of such deposit)  to the  Owner  Trustee  of  the  Collateral  or  other  property  or securities to be so deposited.

                  (ii)  Whenever  the Owner  Trustee is required to furnish to the  Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of any signer thereof as to the matters  described in clause
      (b)(i)  above,  the Owner  Trustee  shall also deliver to the  Indenture
      Trustee an Independent  Certificate as to the same matters,  if the fair value to the Owner Trust  Estate of the  securities  to be so  deposited and  of  all  other  such  securities  made  on the  basis  of any  such withdrawal or release since the  commencement of the then current fiscal year of the Trust, as set forth in the certificates  delivered  pursuant to clause  (b)(i) above and this clause  (b)(ii),  is 10% or more of the
      Outstanding  Amount of the  Notes,  but such a  certificate  need not be furnished  with respect to any securities so deposited if the fair value thereof to the Owner Trust Estate as set forth in the related  Officer's
      Certificate  is less  than  $25,000  or less  than  one  percent  of the
      Outstanding Amount of the Notes.

                  (iii)  Other  than  with  respect  to  the  release  of  any
      Warranty   Receivables,   Administrative   Receivables   or  Liquidating
      Receivables,  whenever  any  property or  securities  are to be released from the lien of this  Indenture,  the Owner  Trustee shall also furnish to the Indenture Trustee an Officer's Certificate  certifying or stating the  opinion of each  Person  signing  such  certificate  as to the fair value  (within 60 days of such  release) of the  property or  securities proposed to be released  and stating  that in the opinion of such Person the proposed  release will not impair the security  under this Indenture in contravention of the provisions hereof.

                  (iv)  Whenever  the Owner  Trustee is required to furnish to the  Indenture  Trustee an Officer's  Certificate  certifying or stating the  opinion of any  signatory  thereof as to the matters  described  in clause  (b)(iii)  above,  the Owner  Trustee  shall also  furnish to the
      Indenture  Trustee an Independent  Certificate as to the same matters if the fair value of the property or securities and of all other  property,
      other  than  Warranty   Receivables,   Administrative   Receivables  and
      Liquidating  Receivables,  or securities  released from the lien of this
      Indenture since the  commencement of the then current  calendar year, as set forth in the  certificates  required  by clause  (b)(iii)  above and this clause  (b)(iv),  equals 10% or more of the  Outstanding  Amount of the Notes,  but such  certificate  need not be  furnished in the case of any release of property or  securities  if the fair value thereof as set forth in the related Officer's  Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                  (v)   Notwithstanding  Section 2.9 or any other provision of
      this Section 11.1,  the Owner Trustee may (A) collect,  liquidate,  sell or otherwise  dispose of Receivables  as and to the extent  permitted or required  by the Basic  Documents,  (B) make  cash  payments  out of the
      Designated Accounts and the Certificate  Distribution  Account as and to
      the extent  permitted  or required by the Basic  Documents  and (C) take any other action not inconsistent with the TIA.

            SECTION XI.2      Form of Documents Delivered to Indenture Trustee.

            (a)   In  any  case  where  several  matters  are  required  to be certified  by, or covered by an opinion of, any  specified  Person,  it is not necessary  that all such  matters be  certified  by, or covered by the opinion of, only one such Person,  or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion  with respect to some matters and one or more other such Persons as to other  matters,  and any such  Person  may  certify  or give an  opinion  as to such  matters in one or several documents.

            (b)   Any  certificate or opinion of an Authorized  Officer of the
Owner  Trustee may be based,  insofar as it relates to legal  matters,  upon a certificate  or  opinion  of, or  representations  by,  counsel,  unless  such officer  knows,  or in the exercise of reasonable  care should know,  that the certificate  or opinion or  representations  with  respect to the matters upon
which  his   certificate  or  opinion  is  based  are   erroneous.   Any  such
certificate  of an  Authorized  Officer or  Opinion  of Counsel  may be based, insofar as it relates to factual  matters,  upon a certificate  or opinion of, or  representations  by, an officer or officers of the  Servicer,  the Seller, the Owner  Trustee or the  Administrator,  stating that the  information  with respect to such factual  matters is in the  possession  of the  Servicer,  the
Seller, the Owner Trustee or the Administrator,  unless such counsel knows, or in the  exercise of  reasonable  care should  know,  that the  certificate  or opinion or representations with respect to such matters are erroneous.

            (c)   Where any Person is  required  to make,  give or execute two or more applications,  requests, consents, certificates,  statements, opinions or other  instruments  under  this  Indenture,  they  may,  but need  not,  be consolidated and form one instrument.

            (d)   Whenever  in  this   Indenture,   in  connection   with  any
application or certificate or report to the Indenture Trustee,  it is provided that the Owner  Trustee  shall  deliver any  document  as a  condition  of the
granting  of  such  application,   or  as  evidence  of  the  Owner  Trustee's
compliance  with any term hereof,  it is intended that the truth and accuracy, at the time of the granting of such  application  or at the effective  date of such  certificate  or report (as the case may be),  of the facts and  opinions stated in such  document  shall in such case be  conditions  precedent  to the right  of the  Owner  Trustee  to  have  such  application  granted  or to the sufficiency of such certificate or report.  The foregoing shall not,  however, be construed to affect the  Indenture  Trustee's  right to rely upon the truth and  accuracy of any  statement or opinion  contained in any such  document as provided in Article VI.

            SECTION XI.3      Acts of Noteholders.

            (a)   Any  request,  demand,  authorization,   direction,  notice,
consent,  waiver or other  action  provided by this  Indenture  to be given or taken  by  Noteholders  or a  class  of  Noteholders  may be  embodied  in and evidenced by one or more instruments of substantially  similar tenor signed by such Noteholders in person or by agents duly appointed in writing;  and except as herein  otherwise  expressly  provided  such action shall become  effective when such  instrument or instruments  are delivered to the Indenture  Trustee, and,  where it is  hereby  expressly  required,  to the  Owner  Trustee.  Such instrument  or  instruments  (and the action  embodied  therein and  evidenced thereby)  are herein  sometimes  referred  to as the "Act" of the  Noteholders signing  such  instrument  or  instruments.  Proof  of  execution  of any such instrument or of a writing  appointing  any such agent shall be sufficient for any purpose of this  Indenture  and  (subject to Section  6.1)  conclusive  in favor of the Indenture  Trustee and the Owner  Trustee,  if made in the manner provided in this Section 11.3.

            (b)   The fact  and date of the  execution  by any  Person  of any such  instrument  or writing  may be proved in any manner  that the  Indenture
Trustee deems sufficient.

            (c)   The ownership of Notes shall be proved by the Note Register.

            (d)   Any  request,  demand,  authorization,   direction,  notice,
consent,  waiver  or other  action  by the  Holder of any Notes (or any one or more  predecessor  Notes)  shall bind the Holder of every Note issued upon the registration  thereof or in exchange  therefor or in lieu thereof,  in respect of anything done,  omitted or suffered to be done by the Indenture  Trustee or the Owner Trustee in reliance thereon,  whether or not notation of such action is made upon such Note.

            SECTION XI.4      Notices,  etc.,  to  Indenture  Trustee,  Owner
Trustee and Rating Agencies. Any request,  demand,  authorization,  direction, notice,  consent,  waiver or Act of Noteholders or other documents provided or permitted by this  Indenture  to be made upon,  given or furnished to or filed with the Indenture  Trustee,  the Owner Trustee or the Rating  Agencies  under this  Indenture  shall be made upon,  given or furnished to or filed with such party as specified in Appendix B to the Pooling and Servicing Agreement.

            SECTION XI.5      Notices to Noteholders; Waiver.

            (a)   Where this  Indenture  provides for notice to Noteholders of any condition or event,  such notice shall be given as specified in Appendix B to the Pooling and Servicing Agreement.

            (b)   Where this  Indenture  provides  for  notice in any  manner, such notice may be waived in writing by any Person  entitled  to receive  such notice,  either  before  or after  the  event,  and such  waiver  shall be the equivalent  of such notice.  Waivers of notice by  Noteholders  shall be filed with the Indenture Trustee but such filing shall not be a condition  precedent to the validity of any action taken in reliance upon such a waiver.

            (c)   In  case,  by  reason  of the  suspension  of  regular  mail service as a result of a strike,  work stoppage or similar activity,  it shall be impractical to mail notice of any event of Noteholders  when such notice is required to be given  pursuant to any  provision of this  Indenture,  then any manner  of  giving  such  notice  as shall be  satisfactory  to the  Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

            (d)   Where  this  Indenture  provides  for  notice to the  Rating
Agencies,  failure to give such  notice  shall not affect any other  rights or
obligations   created   hereunder,   and  shall  not  under  any  circumstance
constitute an Event of Default.

            SECTION XI.6      Alternate Payment and Notice Provisions.

            Notwithstanding  any  provision  of this  Indenture  or any of the
Notes to the contrary,  the Owner  Trustee may enter into any  agreement  with any  Holder  of a Note  providing  for a method of  payment,  or notice by the
Indenture  Trustee or any Paying Agent to such Holder,  that is different from the methods  provided for in this Indenture for such payments or notices.  The
Owner  Trustee  shall  furnish  to the  Indenture  Trustee a copy of each such agreement  and the  Indenture  Trustee  shall  cause  payments  to be made and notices to be given in accordance with such agreements.

            SECTION XI.7      Conflict with Trust Indenture Act.

            (a)   If any provision hereof limits,  qualifies or conflicts with another  provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

            (b)   The  provisions of TIA §§310 through 317 that impose duties on any Person (including the provisions  automatically  deemed included herein unless  expressly  excluded by this  Indenture)  are a part of and govern this
Indenture, whether or not physically contained herein.

            SECTION XI.8      Effect of Headings and Table of Contents.

            The Article and Section  headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION XI.9      Successors and Assigns.

            (a)   All  covenants  and  agreements  in this  Indenture  and the
Notes by the Owner Trustee shall bind its successors  and assigns,  whether so expressed or not.

            (b)   All  covenants and  agreements  of the Indenture  Trustee in this Indenture shall bind its successors and assigns,  whether so expressed or not.

            SECTION XI.10     Separability.

            In case any  provision in this  Indenture or in the Notes shall be invalid, illegal or unenforceable,  the validity, legality, and enforceability of the  remaining  provisions  shall not in any way be  affected  or  impaired thereby.

            SECTION XI.11     Benefits of Indenture.

            Nothing in this  Indenture  or in the Notes,  express or  implied, shall give to any Person,  other than the parties hereto and their  successors hereunder,  the  Noteholders  and the Note  Owners  and  (only  to the  extent expressly  provided  herein) the  Certificateholders,  any other party secured hereunder  and any other Person with an ownership  interest in any part of the
Trust  Estate,  any benefit or any legal or equitable  right,  remedy or claim under this Indenture.

            SECTION XI.12     Legal Holidays.

            If the date on which any  payment  is due shall not be a  Business
Day,  then   (notwithstanding  any  other  provision  of  the  Notes  or  this
Indenture)  payment need not be made on such date, but may be made on the next succeeding  Business Day with the same force and effect as if made on the date on which  nominally  due, and no interest shall accrue for the period from and after any such nominal date.

            SECTION XI.13     Governing Law.

            This Indenture  shall be construed in accordance  with the laws of the State of Illinois,  without  reference to its conflict of law  provisions, except that the  obligations,  rights and  remedies of the  Indenture  Trustee hereunder  shall be  determined  in  accordance  with the internal laws of the
State of New York, without reference to its conflict of law provisions.

            SECTION XI.14     Counterparts.

            This  Indenture  may be  executed  in any number of  counterparts, each of which so  executed  shall be  deemed to be an  original,  but all such counterparts shall together constitute but one and the same instrument.

            SECTION XI.15     Recording of Indenture.

            If this  Indenture  is subject  to  recording  in any  appropriate public  recording  offices,  such  recording  is to be  effected  by the Owner
Trustee and at its expense  accompanied by an Opinion of Counsel (which may be counsel to the Indenture  Trustee or any other counsel  reasonably  acceptable to the  Indenture  Trustee) to the effect  that such  recording  is  necessary either for the  protection  of the  Noteholders  or any other  Person  secured hereunder  or for the  enforcement  of any  right  or  remedy  granted  to the
Indenture Trustee under this Indenture.

            SECTION XI.16     No   Recourse.   No   recourse   may  be  taken,
directly or indirectly,  with respect to the  obligations of the Owner Trustee or  the  Indenture  Trustee  on the  Notes  or  under  this  Indenture  or any certificate  or other writing  delivered in connection  herewith or therewith, against:

            (i)   the   Indenture   Trustee  or  the  Owner   Trustee  in  its
      individual capacity;

            (ii)  any owner of a beneficial  interest in the trust  created by the Trust Agreement; or

            (iii) any partner, owner, beneficiary,  agent, officer,  director, employee  or agent of the  Indenture  Trustee  or the Owner  Trustee  in their individual capacities,  any holder of a beneficial interest in the
      Trust,  the Owner Trustee or the  Indenture  Trustee or of any successor or  assign  of the  Indenture  Trustee  or the  Owner  Trustee  in their individual  capacities (or any of their  successors or assigns),  except as any such Person may have expressly  agreed (it being  understood that the Indenture  Trustee and the Owner Trustee have no such obligations in their individual  capacities) and except that any such partner, owner or beneficiary  shall be fully liable, to the extent provided by applicable
      law,   for  any  unpaid   consideration   for  stock,   unpaid   capital
      contribution  or  failure  to pay any  instalment  or call owing to such entity.  For all purposes of this  Indenture,  in the performance of any duties or obligations of the Owner Trustee hereunder,  the Owner Trustee shall be subject  to, and  entitled  to the  benefits  of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

            SECTION XI.17     No Petition.

            The Indenture Trustee,  by entering into this Indenture,  and each
Noteholder and Note Owner,  by accepting a Note (or interest  therein)  issued hereunder,  hereby  covenant and agree that they shall not,  prior to the date which is one year and one day after the  termination  of this  Indenture  with respect to the Owner Trustee pursuant to Section 4.1,  acquiesce,  petition or otherwise  invoke or cause  the  Seller or the  Owner  Trustee  to invoke  the process of any court or government  authority for the purpose of commencing or sustaining a case  against the Seller or the Owner  Trustee or the Owner Trust
Estate  under any federal or state  bankruptcy,  insolvency  or similar law or appointing a receiver, liquidator, assignee, trustee, custodian,  sequestrator or other similar  official of the Seller,  the Owner Trust Estate or the Owner
Trustee or any  substantial  part of its property,  or ordering the winding up or  liquidation  of the affairs of the Seller,  the Owner Trust  Estate or the
Owner Trustee.

            SECTION XI.18     Inspection.

            The Owner  Trustee  agrees that, on  reasonable  prior notice,  it shall permit any  representative  of the Indenture  Trustee,  during the Owner
Trustee's  normal  business  hours,  to  examine  all the  books  of  account, records,  reports and other papers of the Owner Trustee (not in its individual capacity,  but solely as trustee  under the Trust  Agreement),  to make copies and  extracts  therefrom,  to cause such  books to be  audited by  Independent certified public  accountants,  and to discuss the Owner Trustee's (not in its individual  capacity,  but  solely  as  trustee  under  the  Trust  Agreement)
affairs,  finances and accounts with the Owner Trustee's  officers,  employees and Independent  certified  public  accountants,  all at such reasonable times and as often as may be reasonably  requested.  The Indenture Trustee shall and shall cause its  representatives  to hold in confidence  all such  information except to the extent  disclosure  may be required  by law (and all  reasonable applications  for  confidential  treatment are  unavailing)  and except to the
extent  that  the  Indenture  Trustee  may  reasonably   determine  that  such
disclosure is consistent with its obligations hereunder.

================================================================================
IN WITNESS  WHEREOF,  the Owner Trustee and the Indenture  Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

CHASE MANHATTAN BANK USA, NATIONAL  ASSOCIATION
not in its individual capacity but solely as Owner Trustee

By:/s/John J. Cashin

Name:    John J. Cashin
Title:   Vice President

THE BANK OF NEW YORK,
as Indenture Trustee

By:/s/Erwin Soriano

Name:    Erwin Soriano
Title:   Assistant Treasurer

--------------------------------------------------------------------------------

STATE OF ILLINOIS )
                        )     ss.:
COUNTY OF COOK    )

            BEFORE ME, the  undersigned  authority,  a Notary  Public in and for said county and state,  on this day personally  appeared John J. Cashin, known to me to be the person and  officer  whose name is  subscribed  to the foregoing  instrument  and  acknowledged  to me that the same was the act of
Chase  Manhattan  Bank  USA,  National   Association,   a  national  banking
association,  not in its  individual  capacity,  but solely as trustee under the  Trust  Agreement  and  that  he  executed  the  same as the act of said national  banking  association  for the  purpose and  consideration  therein expressed, and in the capacities therein stated.

                   GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 1st day of
                   November, 2000.

Notary Public in and for the State of Illinois.

My commission expires:

____________________________

STATE OF ILLINOIS )
                        )     ss.:
COUNTY OF COOK    )

            BEFORE ME, the  undersigned  authority,  a Notary  Public in and for said county and state,  on this day  personally  appeared Erwin Soriano, known to me to be the person and  officer  whose name is  subscribed  to the foregoing  instrument  and  acknowledged  to me that the same was the act of the said The Bank of New York, a New York banking  corporation,  and that he executed  the same as the act of said New York banking  corporation  for the purpose and consideration therein stated.

            GIVEN  UNDER  MY HAND AND  SEAL OF  OFFICE,  this the 1st day of
            November, 2000.

Notary Public in and for the State of Illinois.

My Commission expires:

_________________________________

--------------------------------------------------------------------------------

                                                                     EXHIBIT A

                                 LOCATIONS OF
                            SCHEDULE OF RECEIVABLES

            The Schedule of Receivables is on file at the offices of:

            1.    The Indenture Trustee

            2.    The Owner Trustee

            3.    Navistar Financial Corporation

            4.    Navistar Financial Retail Receivables Corporation

--------------------------------------------------------------------------------

                                      1

                                                                     EXHIBIT B

                      FORM OF CLASS A-1 ASSET BACKED NOTE

REGISTERED                                                      $____________1

No. R- _______

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                          CUSIP NO.___________

                  Unless  this  Note  is  presented  by an  authorized
      representative  of The  Depository  Trust  Company,  a New  York
      corporation  ("DTC"),  to the  Owner  Trustee  or its  agent for registration  of  transfer,  exchange or  payment,  and any Note issued  is  registered  in the  name  of  Cede & Co.  or in such other name as is requested by an  authorized  representative  of
      DTC  (and any  payment  is made to Cede & Co.  or to such  other entity  as is  requested  by  an  authorized  representative  of
      DTC),  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
      OTHERWISE  BY OR TO  ANY  PERSON  IS  WRONGFUL  inasmuch  as the registered owner hereof, Cede & Co., has an interest herein.

                  THE  PRINCIPAL  OF THIS NOTE IS PAYABLE AS SET FORTH
      HEREIN.  ACCORDINGLY,  THE OUTSTANDING  PRINCIPAL AMOUNT OF THIS
      NOTE AT ANY TIME MAY BE LESS THAN THE  AMOUNT  SHOWN ON THE FACE
      HEREOF.

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              Not in its Individual Capacity but Solely as Owner
                Trustee Under the Trust Agreement Dated as of
                               November 1, 2000

                      CLASS A-1 6.73% ASSET BACKED NOTES

            CHASE  MANHATTAN  BANK  USA,  NATIONAL  ASSOCIATION,  not in its
individual  capacity,  but solely as trustee  (the  "Owner  Trustee")  under that certain Trust  Agreement,  dated as of November 1, 2000,  between Chase
Manhattan Bank USA,  National  Association (not in its individual  capacity,
but  solely  as  trustee)  and   Navistar   Financial   Retail   Receivables
Corporation   creating  the  Navistar  Financial  2000-B  Owner  Trust  (the
"Trust"),  for value  received,  hereby  promises  to pay to Cede & Co.,  or
registered   assigns,   the   principal  sum  of   _______________   DOLLARS
($_________)  payable  in  accordance  with  the  Indenture,  prior  to  the occurrence of an Event of Default and a  declaration  that the Notes are due and  payable,  on each  Distribution  Date in an amount  equal to the result obtained  by  multiplying  (i) a  fraction,  the  numerator  of which is the initial  principal  amount hereof and the denominator of which is [aggregate principal  amount for class] by (ii) the aggregate  amount,  if any, payable from the Note  Distribution  Account in respect of  principal  on such class of the  Notes  pursuant  to  Sections  2.7,  3.1 and  8.2 of the  Indenture;
provided,  however,  that the entire  unpaid  principal  amount of this Note shall  be due and  payable  on  November  15,  2001  (the  "Final  Scheduled
Distribution  Date").  The Owner  Trustee shall pay interest on this Note at the  rate  per  annum  shown  above  on each  Distribution  Date  until  the principal  of  this  Note is paid or  made  available  for  payment,  on the principal  amount of this Note  outstanding  on the  preceding  Distribution
Date  (after  giving  effect  to  all  payments  of  principal  made  on the preceding  Distribution  Date).  Interest  on this Note will accrue for each
Distribution  Date from and including the most recent  Distribution  Date on
which   interest   has  been  paid  to  but   excluding   the  then  current
Distribution  Date or, if no interest  has yet been paid,  from  November 1,
2000.  Interest on this Note will be  calculated  on the basis of the actual
number  of  days   elapsed   since  the  Closing   Date  or  the   preceding
Distribution  Date  divided by 360.  Such  principal of and interest on this
Note shall be paid in the manner specified on the reverse hereof.

            The  principal  of and interest on this Note are payable in such coin or  currency  of the  United  States of America  which,  at the time of payment,  is legal  tender  for  payment of public and  private  debts.  All payments  made by the Owner  Trustee  with  respect  to this  Note  shall be applied  first to interest  due and  payable on this Note as provided  above and then to the unpaid principal of this Note.

            Reference  is made to the  further  provisions  of this Note set forth on the  reverse  hereof,  which  shall have the same  effect as though fully set forth on the face of this Note.

            Unless  the  certificate  of  authentication   hereon  has  been
executed  by the  Indenture  Trustee  whose  name  appears  below by  manual signature,  this  Note  shall  not be  entitled  to any  benefit  under  the
Indenture  referred to on the reverse  hereof or be valid or obligatory  for any purpose.

-------------------------------------------------------------------------------

            IN  WITNESS   WHEREOF,   the  Owner   Trustee  has  caused  this
instrument  to be  signed,  manually  or in  facsimile,  by  its  Authorized
Officer.

Date:                                     CHASE MANHATTAN BANK USA, NATIONAL
                                          ASSOCIATION, not in its individual
                                          capacity but solely as Owner
                                          Trustee under the Trust Agreement

                                          By: /s/John J. Cashin
                                              Name:   John J. Cashin
                                              Title:  Vice President

--------------------------------------------------------------------------------
               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By: /s/Erwin Soriano
                                              Name:   Erwin Soriano
                                              Title:  Assistant Treasurer

-------------------------------------------------------------------------------

                                REVERSE OF NOTE

            This Note is one of a duly  authorized  issue of CHASE MANHATTAN
BANK USA, NATIONAL ASSOCIATION,  not in its individual capacity,  but solely as trustee (the "Owner Trustee") under that certain Trust  Agreement,  dated as  of  November  1,  2000,  between  Chase  Manhattan  Bank  USA,  National
Association,  as Owner Trustee,  and Navistar  Financial Retail  Receivables
Corporation   creating  the  Navistar  Financial  2000-B  Owner  Trust  (the
"Trust")  designated  as its Class  A-1 6.73%  Asset  Backed  Notes  (herein called the "Class A-1 Notes"),  all issued under an  Indenture,  dated as of
November 1, 2000 (such  Indenture,  as  supplemented  or amended,  is herein called  the  "Indenture"),  between  the Owner  Trustee  and The Bank of New
York, a New York banking  corporation,  as trustee (the "Indenture Trustee", which term includes any successor  trustee  under the  Indenture),  to which
Indenture and all indentures  supplemental  thereto reference is hereby made for a statement of the respective  rights and obligations  thereunder of the
Owner  Trustee,  the Indenture  Trustee and the  Noteholders.  The Notes are
governed  by and  subject  to all terms of the  Indenture  (which  terms are incorporated  herein and made a part hereof),  to which Indenture the holder of this  Note by virtue  of  acceptance  hereof  assents  and by which  such holder is bound.  All  capitalized  terms used and not otherwise  defined in this Note that are defined in the  Indenture,  as  supplemented  or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

            The  Indenture  secures (a) first,  the payment of principal and interest  on, and any other  amounts  owing in respect of the Class A Notes, equally and ratably  without  prejudice,  priority  or  distinction  and (b)
second,  the payment of principal of and interest on, and any other  amounts owing  in  respect  of the  Class  B  Notes,  equally  and  ratably  without prejudice,  priority  or  distinction,  and to  secure  compliance  with the provisions of the Indenture, as provided therein.

            Each  Noteholder  or Note Owner,  by acceptance of a Note or, in the case of a Note Owner,  a beneficial  interest in a Note,  covenants  and agrees that no recourse may be taken,  directly or indirectly,  with respect to the  obligations  of the Owner  Trustee or the  Indenture  Trustee on the
Notes or under the Indenture or any  certificate or other writing  delivered in connection  therewith,  against  (i) the  Indenture  Trustee or the Owner
Trustee  in their  individual  capacities,  (ii) any  owner of a  beneficial interest  in the Trust or  (iii) any  partner,  owner,  beneficiary,  agent, officer,  director  or  employee  of the  Indenture  Trustee  or  the  Owner
Trustee  in  their  individual  capacities,   any  holder  of  a  beneficial
interest  in the Trust,  the Owner  Trustee or the  Indenture  Trustee or of
any  successor or assign of the  Indenture  Trustee or the Owner  Trustee in their  individual  capacities,  except as any such Person may have expressly agreed  (it  being  understood  that the  Indenture  Trustee  and the  Owner
Trustee  have  no such  obligations  in  their  individual  capacities)  and except that any such partner,  owner or  beneficiary  shall be fully liable, to the extent provided by applicable law, for any unpaid  consideration  for stock,  unpaid  capital  contribution  or failure to pay any  instalment  or call owing to such entity.

            Each  Noteholder  or Note Owner,  by acceptance of a Note or, in the case of a Note Owner,  a beneficial  interest in a Note,  covenants  and agrees that by  accepting  the  benefits of the  Indenture  such  Noteholder will  not,  prior to the  date  which  is one  year  and one day  after  the
termination   of  this   Indenture   with  respect  to  the  Owner  Trustee,
acquiesce,  petition  or  otherwise  invoke or cause the Seller or the Owner
Trustee to invoke the process of any court or  government  authority for the purpose of  commencing  or  sustaining a case against the Seller,  the Owner
Trust  Estate or the Owner  Trustee  under any federal or state  bankruptcy, insolvency  or similar law or appointing a receiver,  liquidator,  assignee, trustee,  custodian,  sequestrator or other similar  official of the Seller, the Owner Trust Estate or the Owner Trustee or any  substantial  part of its property,  or ordering the winding up or  liquidation  of the affairs of the
Seller, the Owner Trust Estate or the Owner Trustee.

            Each  Noteholder,  by  acceptance of a Note or, in the case of a
Note Owner, a beneficial  interest in a Note,  unless otherwise  required by appropriate  taxing  authorities,  agrees to treat the Notes as indebtedness secured by the  Receivables  for the purpose of federal income taxes,  state and local income and  franchise  taxes,  and any other taxes  imposed  upon, measured by or based upon gross or net income.

            Prior to the due  presentment  for  registration  of transfer of this Note,  the Owner  Trustee,  the Indenture  Trustee and any agent of the
Owner  Trustee or the  Indenture  Trustee may treat the Person in whose name this Note (as of the day of  determination  or as of such  other date as may be specified in the  Indenture)  is  registered  as the owner hereof for all purposes,  whether or not this Note shall be overdue,  and neither the Owner
Trustee,  the  Indenture  Trustee  nor any such agent  shall be  affected by notice to the contrary.

            The  Indenture  permits,  with  certain  exceptions  as  therein provided,  the  amendment  thereof  and the  modification  of the rights and obligations  of the Owner  Trustee and the rights of the  Noteholders  under the  Indenture  at any time by the Owner  Trustee  with the  consent  of the
Holders of Notes  representing a majority of the  Outstanding  Amount of all the Voting Notes.  The Indenture  also contains  provisions  permitting  the
Holders  of Notes  representing  specified  percentages  of the  Outstanding
Amount of the Voting  Notes,  on behalf of the Holders of all the Notes,  to waive  compliance  by the  Owner  Trustee  with  certain  provisions  of the
Indenture  and  certain  past   defaults   under  the  Indenture  and  their
consequences.  Any such  consent  or waiver  by the  Holder of this Note (or any one of more  Predecessor  Notes)  shall be  conclusive  and binding upon such  Holder  and  upon  all  future  Holders  of this  Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not  notation  of such  consent or waiver is made upon this Note.  The Indenture  also permits the Indenture  Trustee to amend or waive certain  terms and  conditions  set forth in the Indenture  without the consent of the Noteholders.

            The term  "Owner  Trustee"  as used in this  Note  includes  any successor to the Owner Trustee under the Indenture.

            The Owner Trustee is permitted by the  Indenture,  under certain circumstances,  to  merge  or  consolidate,  subject  to the  rights  of the
Indenture Trustee and the Holders of Notes under the Indenture.

            The   Notes   are   issuable   only   in   registered   form  in
denominations as provided in the Indenture,  subject to certain  limitations therein set forth.

            This Note and the  Indenture  shall be construed  in  accordance with the laws of the State of  Illinois,  without  reference to its conflict of law provisions,  and the obligations,  rights and remedies of the parties hereunder and thereunder  shall be determined in accordance  with such laws, except that the  obligations,  rights and remedies of the Indenture  Trustee hereunder  shall be determined  in accordance  with the internal laws of the
State of New York.

            No reference  herein to the  Indenture  and no provision of this
Note or of the Indenture  shall alter or impair the  obligation of the Owner
Trustee,  which is absolute and  unconditional,  to pay the principal of and interest  on this Note at the  times,  place  and  rate,  and in the coin or currency herein prescribed.

            Anything  herein  to the  contrary  notwithstanding,  except  as
expressly  provided  in  the  Basic  Documents,   neither  the  Seller,  the
Servicer,  the Indenture  Trustee nor the Owner Trustee in their  respective individual  capacities,  any owner of a  beneficial  interest  in the Trust, nor any of  their  respective  partners,  beneficiaries,  agents,  officers, directors,  employees or successors or assigns,  shall be personally  liable for,  nor  shall  recourse  be had  to  any of  them  for,  the  payment  of principal  of or  interest  on, or  performance  of, or omission to perform, any of the  covenants,  obligations  or  indemnifications  contained in this
Note or the Indenture,  it being  expressly  understood that said covenants, obligations  and  indemnifications  have  been  made  by the  Owner  Trustee solely  as the Owner  Trustee.  The  Holder  of this Note by the  acceptance hereof  agrees that,  except as expressly  provided in the Basic  Documents, in the case of an Event of Default  under the  Indenture,  the Holder  shall have no claim  against  any of the  foregoing  for any  deficiency,  loss or claim therefrom;  provided,  however, that nothing contained herein shall be taken to prevent  recourse  to, and  enforcement  against,  the Owner  Trust
Estate for any and all liabilities,  obligations and undertakings  contained in the Indenture or in this Note.

                                  ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee

_________________________________

            FOR VALUE RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto _______________________________________________________________
______________________________________________________________________________
                        (name and address of assignee)

the  within  Note  and  all  rights   thereunder,   and  hereby  irrevocably
constitutes    and   appoints    ____________________________________,    as
attorney,  to  transfer  said  Note  on  the  books  kept  for  registration thereof, with full power of substitution in the premises.

Dated:__________________            __________________________________1

                                    Signature Guaranteed:

_________________________           __________________________________

___________________
1 NOTE: The signature to this  assignment  must  correspond with the name of the  registered  owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

--------------------------------------------------------------------------------

                                    EXHIBIT C

                  FORM OF CLASS A-2, CLASS A-3, CLASS A-4 AND
                           CLASS B ASSET BACKED NOTE

      REGISTERED $______________1

      No. R-                                             CUSIP No. ___________

                     SEE REVERSE FOR CERTAIN DEFINITIONS

                  Unless  this  Note  is  presented  by an  authorized
      representative  of The  Depository  Trust  Company,  a New  York
      corporation  ("DTC"),  to the  Owner  Trustee  or its  agent for registration  of  transfer,  exchange or  payment,  and any Note issued  is  registered  in the  name  of  Cede &  Co.  or in such other name as is requested by an  authorized  representative  of
      DTC  (and any  payment  is made to Cede &  Co.  or to such  other entity  as is  requested  by  an  authorized  representative  of
      DTC),  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
      OTHERWISE  BY OR TO  ANY  PERSON  IS  WRONGFUL  inasmuch  as the registered owner hereof, Cede &  Co., has an interest herein.

                  THE  PRINCIPAL  OF THIS NOTE IS PAYABLE AS SET FORTH
      HEREIN.  ACCORDINGLY,  THE OUTSTANDING  PRINCIPAL AMOUNT OF THIS
      NOTE AT ANY TIME MAY BE LESS THAN THE  AMOUNT  SHOWN ON THE FACE
      HEREOF.

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 Not in its Individual Capacity but Solely as
                    Owner Trustee Under the Trust Agreement
                         Dated as of November 1, 2000

                     CLASS ____  _____% ASSET BACKED NOTES

-------------------------------------------------------------------------------

            CHASE  MANHATTAN  BANK  USA,  NATIONAL  ASSOCIATION  not  in its
individual  capacity,  but solely as trustee  (the  "Owner  Trustee")  under that certain  Trust  Agreement,  dated as of November 1, 2000 between  Chase
Manhattan Bank USA, National  Association,  (not in its individual capacity,
but  solely  as  trustee)  and   Navistar   Financial   Retail   Receivables
Corporation   creating  the  Navistar  Financial  2000-B  Owner  Trust  (the
"Trust")  for  value  received,  hereby  promises  to pay to Cede &Co., or
registered   assigns,   the   principal  sum  of   _______________   DOLLARS
($_________)  payable  in  accordance  with  the  Indenture,  prior  to  the occurrence of an Event of Default and a  declaration  that the Notes are due and  payable,  on each  Distribution  Date in an amount  equal to the result obtained  by  multiplying  (i) a  fraction,  the  numerator  of which is the initial  principal  amount hereof and the denominator of which is [aggregate principal  amount for class] by (ii) the aggregate  amount,  if any, payable from the Note  Distribution  Account in respect of  principal  on such class of the  Notes  pursuant  to  Sections  2.7,  3.1 and  8.2 of the  Indenture;
provided,  however,  that the entire  unpaid  principal  amount of this Note shall be due and  payable on [the  earlier of]  _______________  (the "Final
Scheduled  Distribution  Date") [and the Redemption  Date, if any,  pursuant
to  Section  10.1(a)  of  the  Indenture].   The  Owner  Trustee  shall  pay
interest   on  this  Note  at  the  rate  per  annum  shown  above  on  each
Distribution  Date  until  the  principal  of  this  Note  is  paid  or made available for payment,  on the principal  amount of this Note outstanding on the  preceding  Distribution  Date (after  giving  effect to all payments of principal made on the preceding  Distribution  Date).  Interest on this Note will accrue for each  Distribution  Date from and  including the most recent
Distribution  Date on which  interest  has been  paid to but  excluding  the then current  Distribution  Date or, if no interest has yet been paid,  from
November  1, 2000.  Interest  on this Note will be  computed on the basis of a 360-day  year of twelve  30-day  months  (or,  in the case of the  initial
Distribution  Date,  14/30ths of a month).  Such  principal  of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The  principal  of and interest on this Note are payable in such coin or  currency  of the  United  States of America  which,  at the time of payment,  is legal  tender  for  payment of public and  private  debts.  All payments  made by the Owner  Trustee  with  respect  to this  Note  shall be applied  first to interest  due and  payable on this Note as provided  above and then to the unpaid principal of this Note.

            Reference  is made to the  further  provisions  of this Note set forth on the  reverse  hereof,  which  shall have the same  effect as though fully set forth on the face of this Note.

            Unless  the  certificate  of  authentication   hereon  has  been
executed  by the  Indenture  Trustee  whose  name  appears  below by  manual signature,  this  Note  shall  not be  entitled  to any  benefit  under  the
Indenture  referred to on the reverse  hereof or be valid or obligatory  for any purpose.

--------------------------------------------------------------------------------

            IN  WITNESS   WHEREOF,   the  Owner   Trustee  has  caused  this
instrument  to be  signed,  manually  or in  facsimile,  by  its  Authorized
Officer.

Date:                                     CHASE MANHATTAN BANK USA, NATIONAL
                                          ASSOCIATION, not in its individual
                                          capacity, but solely as Owner
                                          Trustee under the Trust Agreement

                                          By: /s/John J. Cashin
                                              Name: John J. Cashin
                                              Title: Vice President

--------------------------------------------------------------------------------
               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK, not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By: /s/Erwin Soriano
                                              Name: Erwin Soriano
                                              Title: Assistant Treasurer

--------------------------------------------------------------------------------
                                REVERSE OF NOTE

            This Note is one of a duly  authorized  issue of CHASE MANHATTAN
BANK USA, NATIONAL ASSOCIATION,  not in its individual capacity,  but solely as trustee (the "Owner Trustee") under that certain Trust  Agreement,  dated as  of  November  1,  2000,  between  Chase  Manhattan  Bank  USA,  National
Association,  as Owner Trustee,  and Navistar  Financial Retail  Receivables
Corporation   creating  the  Navistar  Financial  2000-B  Owner  Trust  (the
"Trust")    designated    as   its    Class    %    Asset    Backed    Notes
(herein  called  the  "Class   Notes"),   all  issued  under  an  Indenture,
dated as of November 1, 2000 (such  Indenture,  as  supplemented or amended, is herein  called the  "Indenture"),  between the Owner Trustee and The Bank of New York, a New York  banking  corporation,  as trustee  (the  "Indenture
Trustee",  which term includes any successor  trustee under the  Indenture), to which  Indenture and all  indentures  supplemental  thereto  reference is hereby  made  for a  statement  of the  respective  rights  and  obligations
thereunder   of  the  Owner   Trustee,   the   Indenture   Trustee  and  the
Noteholders.  The  Notes are  governed  by and  subject  to all terms of the
Indenture (which terms are incorporated  herein and made a part hereof),  to which  Indenture  the  holder of this Note by  virtue of  acceptance  hereof assents and by which such holder is bound.  All  capitalized  terms used and not  otherwise  defined in this Note that are defined in the  Indenture,  as supplemented  or  amended,  shall have the  meanings  assigned to them in or pursuant to the Indenture.

            The  Indenture  secures (a) first,  the payment of principal and interest  on, and any other  amounts  owing in respect of the Class A Notes, equally and ratably  without  prejudice,  priority  or  distinction  and (b)
second,  the payment of principal of and interest on, and any other  amounts owing  in  respect  of the  Class  B  Notes,  equally  and  ratably  without prejudice,  priority  or  distinction,  and to  secure  compliance  with the provisions of the Indenture, as provided therein.

            Each  Noteholder  or Note Owner,  by acceptance of a Note or, in the case of a Note Owner,  a beneficial  interest in a Note,  covenants  and agrees that no recourse may be taken,  directly or indirectly,  with respect to the  obligations  of the Owner  Trustee or the  Indenture  Trustee on the
Notes or under the Indenture or any  certificate or other writing  delivered in connection  therewith,  against  (i) the  Indenture  Trustee or the Owner
Trustee  in their  individual  capacities,  (ii) any  owner of a  beneficial interest  in the Trust or  (iii) any  partner,  owner,  beneficiary,  agent, officer,  director  or  employee  of the  Indenture  Trustee  or  the  Owner
Trustee  in  their  individual  capacities,   any  holder  of  a  beneficial
interest  in the Trust,  the Owner  Trustee or the  Indenture  Trustee or of
any  successor or assign of the  Indenture  Trustee or the Owner  Trustee in their  individual  capacities,  except as any such Person may have expressly agreed  (it  being  understood  that the  Indenture  Trustee  and the  Owner
Trustee  have  no such  obligations  in  their  individual  capacities)  and except that any such partner,  owner or  beneficiary  shall be fully liable, to the extent provided by applicable law, for any unpaid  consideration  for stock,  unpaid  capital  contribution  or failure to pay any  instalment  or call owing to such entity.

            Each  Noteholder  or Note Owner,  by acceptance of a Note or, in the case of a Note Owner,  a beneficial  interest in a Note,  covenants  and agrees that by  accepting  the  benefits of the  Indenture  such  Noteholder will  not,  prior to the  date  which  is one  year  and one day  after  the
termination   of  this   Indenture   with  respect  to  the  Owner  Trustee,
acquiesce,  petition  or  otherwise  invoke or cause the Seller or the Owner
Trustee to invoke the process of any court or  government  authority for the purpose of  commencing  or  sustaining a case against the Seller,  the Owner
Trust  Estate or the Owner  Trustee  under any federal or state  bankruptcy, insolvency  or similar law or appointing a receiver,  liquidator,  assignee, trustee,  custodian,  sequestrator or other similar  official of the Seller, the Owner Trust Estate or the Owner Trustee or any  substantial  part of its property,  or ordering the winding up or  liquidation  of the affairs of the
Seller, the Owner Trust Estate or the Owner Trustee.

            Each  Noteholder,  by  acceptance of a Note or, in the case of a
Note Owner, a beneficial  interest in a Note,  unless otherwise  required by appropriate  taxing  authorities,  agrees to treat the Notes as indebtedness secured by the  Receivables  for the purpose of federal income taxes,  state and local income and  franchise  taxes,  and any other taxes  imposed  upon, measured by or based upon gross or net income.

            Prior to the due  presentment  for  registration  of transfer of this Note,  the Owner  Trustee,  the Indenture  Trustee and any agent of the
Owner  Trustee or the  Indenture  Trustee may treat the Person in whose name this Note (as of the day of  determination  or as of such  other date as may be specified in the  Indenture)  is  registered  as the owner hereof for all purposes,  whether or not this Note shall be overdue,  and neither the Owner
Trustee,  the  Indenture  Trustee  nor any such agent  shall be  affected by notice to the contrary.

            The  Indenture  permits,  with  certain  exceptions  as  therein provided,  the  amendment  thereof  and the  modification  of the rights and obligations  of the Owner  Trustee and the rights of the  Noteholders  under the  Indenture  at any time by the Owner  Trustee  with the  consent  of the
Holders of Notes  representing a majority of the  Outstanding  Amount of all the Voting Notes.  The Indenture  also contains  provisions  permitting  the
Holders  of Notes  representing  specified  percentages  of the  Outstanding
Amount of the Voting  Notes,  on behalf of the Holders of all the Notes,  to waive  compliance  by the  Owner  Trustee  with  certain  provisions  of the
Indenture  and  certain  past   defaults   under  the  Indenture  and  their
consequences.  Any such  consent  or waiver  by the  Holder of this Note (or any one of more  Predecessor  Notes)  shall be  conclusive  and binding upon such  Holder  and  upon  all  future  Holders  of this  Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not  notation  of such  consent or waiver is made upon this Note.  The Indenture  also permits the Indenture  Trustee to amend or waive certain  terms and  conditions  set forth in the Indenture  without the consent of the Noteholders.

            The term  "Owner  Trustee"  as used in this  Note  includes  any successor to the Owner Trustee under the Indenture.

            The Owner Trustee is permitted by the  Indenture,  under certain circumstances,  to  merge  or  consolidate,  subject  to the  rights  of the
Indenture Trustee and the Holders of Notes under the Indenture.

            The   Notes   are   issuable   only   in   registered   form  in
denominations as provided in the Indenture,  subject to certain  limitations therein set forth.

            This Note and the  Indenture  shall be construed  in  accordance with the laws of the State of  Illinois,  without  reference to its conflict of law provisions,  and the obligations,  rights and remedies of the parties hereunder and thereunder  shall be determined in accordance  with such laws, except that the  obligations,  rights and remedies of the Indenture  Trustee hereunder  shall be determined  in accordance  with the internal laws of the
State of New York.

            No reference  herein to the  Indenture  and no provision of this
Note or of the Indenture  shall alter or impair the  obligation of the Owner
Trustee,  which is absolute and  unconditional,  to pay the principal of and interest  on this Note at the  times,  place  and  rate,  and in the coin or currency herein prescribed.

            Anything  herein  to the  contrary  notwithstanding,  except  as
expressly  provided  in  the  Basic  Documents,   neither  the  Seller,  the
Servicer,  the Indenture  Trustee nor the Owner Trustee in their  respective individual  capacities,  any owner of a  beneficial  interest  in the Trust, nor any of  their  respective  partners,  beneficiaries,  agents,  officers, directors,  employees or successors or assigns,  shall be personally  liable for,  nor  shall  recourse  be had  to  any of  them  for,  the  payment  of principal  of or  interest  on, or  performance  of, or omission to perform, any of the  covenants,  obligations  or  indemnifications  contained in this
Note or the Indenture,  it being  expressly  understood that said covenants, obligations  and  indemnifications  have  been  made  by the  Owner  Trustee solely as Owner Trustee.  The Holder of this Note by the  acceptance  hereof agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an Event of Default  under the  Indenture,  the Holder shall have no claim  against  any of the  foregoing  for any  deficiency,  loss  or  claim therefrom;  provided,  however, that nothing contained herein shall be taken to prevent  recourse  to, and  enforcement  against,  the Owner Trust Estate for any and all liabilities,  obligations and undertakings  contained in the
Indenture or in this Note.

--------------------------------------------------------------------------------

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee
_________________________________

            FOR VALUE RECEIVED,  the undersigned  hereby sells,  assigns and
transfers                                                               unto
____________________________________________________________________________
(name and address of assignee)

the  within  Note  and  all  rights   thereunder,   and  hereby  irrevocably
constitutes    and   appoints    ____________________________________,    as
attorney,  to  transfer  said  Note  on  the  books  kept  for  registration thereof, with full power of substitution in the premises.

Dated: __________________           __________________________________1

                                    Signature Guaranteed:

      __________________            __________________________________

_
1 NOTE: The signature to this  assignment  must  correspond with the name of the  registered  owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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                                                                     EXHIBIT D

                       FORM OF NOTE DEPOSITORY AGREEMENT

-------
  1  Denominations of $1,000 and integral multiples thereof (except, if applicable, for one Note representing a residual portion of such class which may be issued in a different denomination).
  1  Denominations of $1,000 and integral multiples thereof (except, if applicable, for one Note representing a residual portion of such class which may be issued in a different denomination).